As filed with the U.S. Securities and Exchange Commission

on February 28, 2025

Securities Act File No. 33-92982

Investment Company Act File No. 811-9054

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 99	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 100	☒

 (Check appropriate box or boxes)

Credit Suisse Opportunity Funds

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

Karen Regan

Credit Suisse Opportunity Funds

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Justin L. Browder, Esq.

Simpson, Thacher & Bartlett LLP

900 G Street, NW
Washington, DC
20001

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on February 28, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2), or

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Credit Suisse Funds

Prospectus | February 28, 2025

Credit Suisse Funds:

•  Credit Suisse Commodity Return Strategy Fund
Class: A: CRSAX, C: CRSCX, I: CRSOX

•  Credit Suisse Floating Rate High Income Fund
Class: A: CHIAX, C: CHICX, I: CSHIX

•  Credit Suisse Strategic Income Fund
Class: A: CSOAX, C: CSOCX, I: CSOIX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission have not approved these funds, nor have they passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by UBS Asset Management (Americas) LLC.

Contents

Fund summaries
• Credit Suisse Commodity Return Strategy Fund	3
• Credit Suisse Floating Rate High Income Fund	8
• Credit Suisse Strategic Income Fund	12
• Summary of other important information regarding fund shares	17
The funds in detail
• Goals and strategies	18
• Risk factors	23
Financial highlights	32
Meet the managers	42
More about the funds
• The management firm	44
• Share valuation	45
• Distributions	47
• Taxes	47
• Statements and reports	48
Choosing a class of shares	49
Buying and selling shares	52
Shareholders services	58
Other policies	59
Other shareholder information	61
Other information
• About the distributor	65
Intermediary-specific sales charge waiver policies	66
For more information	Back cover

2

Credit Suisse Commodity Return Strategy Fund
Fund Summary

Investment objective

The fund seeks total return.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 61 under the heading "Other Shareholder Information—Classes of Shares and Sales Charges" and on page 66 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 79 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Shareholder fees (paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.59%	0.59%	0.59%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses[3]	0.24	0.24	0.24
Total annual fund operating expenses	1.08	1.83	0.83
Less: amount of fee limitations/expense reimbursements[4]	0.03	0.03	0.03
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05	1.80	0.80

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1.00% during the first year.

3  The fund invests in Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary as well as "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

4  Credit Suisse Commodity Strategy Funds (the "Trust") and UBS Asset Management (Americas) LLC ("UBS AM (Americas)") have entered into a written contract limiting operating expenses to 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

3

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	One year	Three years	Five years	Ten years
Class A (with or without redemption)	$577	$799	$1,039	$1,727
Class C (redemption at end of period)	283	573	988	2,145
Class C (no redemption)	183	573	988	2,145
Class I (with or without redemption)	82	262	458	1,023

Portfolio turnover

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal investment strategies

The fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index"). The fund intends to invest its assets in a combination of commodity linked-derivative instruments and fixed income securities. The fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The fund may invest up to 25% of its total assets in the Subsidiary, a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities,

U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

Principal risks of investing in the fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commodity exposure risks: The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

4

Correlation risk: Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

Credit risk: The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

Derivatives risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, credit risk, illiquidity risk, interest rate risk, leveraging risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure risk: The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

•  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

Fixed income risk: The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Focus risk: The fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Futures contracts risk: The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Illiquidity risk: Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance. Liquid investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

5

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the fund's performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging risk: The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Portfolio turnover risk: The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Structured note risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

Subsidiary risk: By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by UBS AM (Americas), making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap agreements risk: Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax risk: In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular

6

corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government securities risk: Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the BCOM Index, which is currently composed of futures contracts on 24 physical commodities. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 25.49% (Q1, 2022)
Worst quarter: (22.16)% (Q1, 2020)
Inception date: 12/30/04

Average annual total returns

Period ended 12/31/24:	One year 2024	Five years 2020-2024	Ten years 2015-2024
Class A Return before taxes	(0.03)%	5.85%	0.65%
Class A Return after taxes on distributions	(1.34)	1.41	(1.66)
Class A Return after taxes on distributions and sale of fund shares	(0.02)	2.64	(0.47)
Class C Return before taxes	3.16	6.09	0.38
Class I Return before taxes	5.18	7.16	1.38
Bloomberg Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	5.38	6.77	1.28

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio management

Investment manager: UBS Asset Management (Americas) LLC

Portfolio managers: The Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, and Scott Ikuss, Portfolio Manager and Director, are the portfolio managers of the team and have been managing the fund since 2005 and 2023, respectively.

Other important information regarding fund shares

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 17 of this Prospectus.

7

Credit Suisse Floating Rate High Income Fund
Fund Summary

Investment objective

The fund seeks high current income and, secondarily, capital appreciation.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 61 under the heading "Other Shareholder Information—Classes of Shares and Sales Charges" and on page 66 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 79 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Shareholder fees (paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.60%	0.60%	0.60%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses[3]	0.21	0.21	0.21
Total annual fund operating expenses	1.06	1.81	0.81
Less: amount of fee limitations/expense reimbursements[4]	0.11	0.11	0.11
Total annual fund operating expenses after fee limitations/expense reimbursements	0.95	1.70	0.70

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1.00% during the first year.

3  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

4  Credit Suisse Opportunity Funds (the "Trust") and UBS Asset Management (Americas) LLC ("UBS AM (Americas)") have entered into a written contract limiting operating expenses to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods

8

shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:
	One year	Three years	Five years	Ten years
Class A (with or without redemption)	$567	$786	$1,022	$1,698
Class C (redemption at end of period)	273	559	970	2,118
Class C (no redemption)	173	559	970	2,118
Class I (with or without redemption)	72	248	439	991

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, such as the Secured Overnight Financing Rate ("SOFR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investors Service ("Moody's") and CC or below by S&P Global Ratings, a division of S&P Global Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

Principal risks of investing in the fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Below investment grade securities risk: Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Conflict of interest risk: Affiliates of UBS AM (Americas) may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of UBS AM (Americas)'s affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Credit risk: The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Foreign securities risk: Investing outside the U.S. carries additional risks that include:

•  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political risk Foreign governments may expropriate assets, impose capital or currency controls and/or sanctions, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the

9

United States. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

Illiquidity risk: Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly available information, some Senior Loans are not as easily purchased or sold as publicly traded securities. No active trading market may exist for certain Senior Loans and other fixed income instruments and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity and wide bid/ask spreads. This may impair the ability of the fund to sell or realize the full value of its Senior Loans or other fixed income instruments in the event of a need to liquidate such assets.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the fund's redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the fund's performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The impact of interest rate changes on floating rate instruments is typically mitigated by the periodic interest rate adjustments of the instruments.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of "value" stocks and "growth"

stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Prepayment risk: In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

Reference rate replacement risk: The fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate ("LIBOR") to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom's Financial Conduct Authority ("FCA"), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate ("SOFR") is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement ("repo") market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the

10

possibility of litigation. The fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Senior loans risks: Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Valuation risk: The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 9.21% (Q2, 2020)
Worst quarter: (13.58)% (Q1, 2020)
Inception date: 3/8/99

Average annual total returns

Period ended 12/31/24:	One year 2024	Five years 2020-2024	Ten years 2015-2024
Class A Return before taxes	3.21%	4.17%	4.14%
Class A Return after taxes on distributions	(0.31)	1.65	1.94
Class A Return after taxes on distributions and sale of fund shares	1.82	2.06	2.16
Class C Return before taxes	6.57	4.40	3.87
Class I Return before taxes	8.64	5.44	4.90
S&P UBS Leveraged Loan Index Total Return (reflects no deduction for fees, expenses or taxes)	9.05	5.73	5.13

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio management

Investment manager: UBS Asset Management (Americas) LLC

Portfolio managers: The Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of UBS AM (Americas), Louis I. Farano, a Managing Director of UBS AM (Americas), David J. Mechlin, a Managing Director of UBS AM (Americas), Joshua Shedroff, a Managing Director of UBS AM (Americas), and Wing Chan, a Managing Director of UBS AM (Americas). Messrs. Popp, Farano, Mechlin and Shedroff and Ms. Chan have been members of the UBS AM (Americas) Credit Investments Group since 1997, 1998, 2006, 2006, 2008 and 2005, respectively.

Other important information regarding fund shares

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 17 of this Prospectus.

11

Credit Suisse Strategic Income Fund
Fund Summary

Investment objective

The fund seeks total return.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 61 under the heading "Other Shareholder Information—Classes of Shares and Sales Charges" and on page 66 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 79 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Shareholder fees (paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.84%	0.84%	0.84%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses	0.23	0.23	0.23
Acquired fund fees and expenses[3]	0.01	0.01	0.01
Total annual fund operating expenses	1.33	2.08	1.08
Less: amount of fee limitations/expense reimbursements[4]	0.28	0.28	0.28
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05	1.80	0.80

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1.00% during the first year.

3  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

4  Credit Suisse Opportunity Funds (the "Trust") and UBS Asset Management (Americas) LLC ("UBS AM (Americas)") have entered into a written contract limiting operating expenses to 1.04% of the fund's average daily net assets for Class A shares, 1.79% of the fund's average daily net assets for Class C shares and 0.79% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

12

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:
	One year	Three years	Five years	Ten years
Class A (with or without redemption)	$577	$850	$1,144	$1,977
Class C (redemption at end of period)	283	625	1,093	2,388
Class C (no redemption)	183	625	1,093	2,388
Class I (with or without redemption)	82	316	568	1,292

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective of total return by investing in a portfolio of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. While the fund may invest strategically in a number of types of debt instruments, as set forth below, the fund currently primarily invests in the following:

•  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

•  senior secured floating rate loans ("Senior Loans"); and

•  mortgage-backed securities, asset-backed securities and collateralized loan obligations ("CLOs").

  The fund also may invest in other debt instruments based on the portfolio managers' assessment of the opportunities for total return they present including the following:

•  convertible debt securities;

•  obligations issued by foreign governments; and

•  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund may adjust its portfolio's exposure among the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

The fund's investment manager and sub-adviser emphasize bottom-up fundamental credit analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund invests significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by S&P Global Ratings, a division of S&P Global Inc. ("S&P")), or, if unrated, are deemed by the fund's investment manager or sub-adviser to be of comparable quality.

The fund may invest in non-U.S. dollar denominated debt instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may take short positions in securities or indices and generally will do so either by borrowing a security and selling the security short or by using swaps or futures. For example, in a short sale, the fund may sell a borrowed security and it has a corresponding obligation to return to the lender the identical security it has borrowed at the market price of that security at the time of replacement. The fund will have a profit or loss depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the fund purchases the security it has sold in order to replace the security it has borrowed from the lender. Alternatively, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and

13

will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Principal risks of the fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Below investment grade securities risk: Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Collateralized loan obligations risk: CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Conflict of interest risk: Affiliates of UBS AM (Americas) may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of UBS AM (Americas)'s affiliates in the primary and secondary markets for loans may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Convertible securities risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Credit risk: The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, instrument or index. The fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as currency risk. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Extension risk: An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign securities risk: Investing outside the U.S. carries additional risks that include:

•  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political risk Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war,

14

such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

Futures contracts risk: The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Hedged exposure risk: The fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity risk: Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance. Liquid investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the fund's performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Mortgage- and asset-backed securities risks: The value of the fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Prepayment risk: In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

Senior loans risks: Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Short position risk: The fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's assets and presents var-

15

ious risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

U.S. Government securities risk: Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation risk: The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund. Many derivative instruments are not actively traded.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 10.28% (Q2, 2020)
Worst quarter: (14.02)% (Q1, 2020)
Inception date: 9/28/12

Average annual total returns

Period ended 12/31/24:	One year 2024	Five years 2020-2024	Ten years 2015-2024
Class A Return before taxes	3.47%	3.98%	4.98%
Class A Return after taxes on distributions	0.39	1.51	2.52
Class A Return after taxes on distributions and sale of fund shares	1.99	1.92	2.68
Class C Return before taxes	6.69	4.21	4.72
Class I Return before taxes	8.88	5.25	5.76
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.25	2.46	1.77

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio management

Investment manager: UBS Asset Management (Americas) LLC

Portfolio managers: The Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of UBS AM (Americas), Andrew H. Marshak, a Managing Director of UBS AM (Americas), Louis I. Farano, a Managing Director of UBS AM (Americas), David J. Mechlin, a Managing Director of UBS AM (Americas), Joshua Shedroff, a Managing Director of UBS AM (Americas) and Wing Chan, a Managing Director of UBS AM (Americas). Messrs. Popp, Marshak, Farano, Mechlin and Shedroff and Ms. Chan have been members of the Credit Investments Group since 1997, 1997, 1998, 2006, 2006, 2008 and 2005, respectively, and portfolio managers of the fund since inception except for Mr. Shedroff who has been a portfolio manager of the fund since 2021.

Other important information regarding fund shares

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 17 of this Prospectus.

16

Summary of other important information regarding fund shares

Purchase and sale of Fund shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax information

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to broker-dealers and other financial representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

17

The funds in detail

Goals and strategies

Commodity Return Strategy Fund

The fund seeks total return. To pursue this goal, it invests in a combination of commodity-linked derivative instruments and fixed income securities.

The fund invests in commodity-linked derivative instruments, such as commodity-linked notes, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The fund intends to gain exposure to commodities markets by investing in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), which in turn invests in commodity-linked swap agreements and other commodity-linked derivative instruments, and by investing directly in commodity-linked structured notes. These investments will be linked to the Bloomberg Commodity Index Total Return ("BCOM Index"), other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The principal value of commodity-linked investments held by the fund is expected to equal between 0% and 50% of the fund's net assets at the time of investment. The percentage may be higher or lower as the value of the BCOM Index changes. The remainder of the fund's assets (other than amounts invested in commodity-linked investments) is expected to consist predominantly of fixed income instruments.

The fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by UBS AM (Americas). The Subsidiary (unlike the fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund.

The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, six energy commodities, two precious metals commodities, five industrial metals commodities, two livestock commodities, and nine agricultural commodities are represented in the index. The BCOM Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2%, as liquidity allows, or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, industrial metals, livestock or agriculture) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index at the beginning of the year and different sectors may represent different proportions of the index. (A more detailed description of the BCOM Index is found in the Statement of Additional Information ("SAI").) The fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the fund's returns is expected to be the change in value of the BCOM Index, the fund is not an index fund and may be exposed to particular commodities or subset of commodities to a greater or lesser extent than reflected in the BCOM Index. However, the fund is designed to generally achieve positive performance relative to that of the BCOM Index, although there can be no guarantee that this positive performance will be achieved.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the three commodity sectors (currently, the energy, metal, and agricultural sectors) of the BCOM Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In

18

The funds in detail

that case the fund's share values will fluctuate in response to events affecting issues in those sectors.

Under normal market conditions:

•  at least 90% of the fund's fixed income securities (excluding structured notes) will be investment grade

•  the fund will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, UBS AM (Americas) will use the highest rating assigned to it. While structured notes are not typically rated, the fund does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Principal portfolio investments

The fund intends to gain exposure to commodity markets primarily by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the fund may enter into these commodity-linked derivative instruments directly, the fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The fund's or the Subsidiary's invest-

ments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of any particular commodity index. The fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the fund has greater or lesser exposure to that index than the value of the fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the fund's net assets. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed by UBS AM (Americas). With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements, as discussed above. The fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis.

The structured notes in which the fund may invest may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed income securities the fund may invest in include:

•  corporate bonds, debentures and notes

19

The funds in detail

•  government and agency securities

•  mortgage-backed and other asset-backed securities

•  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

•  bank certificates of deposit, fixed time deposits and bankers' acceptances

•  commercial paper

Other portfolio investments

In addition to investing in the Subsidiary and commodity-linked instruments, the fund may engage in other investment practices that include the use of options, futures and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The fund also may invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the fund may also engage in other investment practices.

The fund may, from time to time, place some or all of its assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Floating Rate High Income Fund

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by S&P Global Ratings, a division of S&P Global Inc. ("S&P")), or, if unrated, are deemed by UBS AM (Americas) to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds". The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, such as the Secured Overnight Financing Rate ("SOFR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. The fund may invest in other mutual funds (including other Credit Suisse Funds). The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

20

The funds in detail

The fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, the portfolio managers:

•  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

•  analyze business conditions affecting investments, including:

–  changes in economic activity and interest rates

–  availability of new investment opportunities

–  economic outlook for specific industries

•  seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

Principal portfolio investments

The instruments in which the fund invests are:

•  floating rate loans and notes

•  high yield corporate bonds and notes

•  convertible bonds and preferred stocks

•  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

•  without limit in floating rate debt securities, including their unrated equivalents

•  up to 30% of total assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

Strategic Income Fund

The fund pursues its investment objective of total return by investing in a broad range of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. The debt instruments in which the fund may invest include:

•  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

•  Senior Loans;

•  mortgage-backed securities, asset-backed securities and collateralized loan obligations ("CLOs");

•  convertible debt securities;

•  obligations issued by foreign governments (including emerging market countries); and

•  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund adjusts its portfolio's exposure amongst the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

UBS AM (Americas), the fund's investment manager (the "Adviser"), emphasize bottom-up fundamental credit

21

The funds in detail

analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund may invest significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by the Adviser to be of comparable quality. The fund may invest in securities rated C or lower and which have limited capacity to pay principal and interest on their obligations. The fund is not required to dispose of debt instruments that are downgraded or go into default.

The fund may invest in non-U.S. dollar denominated debt instruments and debt instruments of emerging market issuers and is authorized to invest without limit in these instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may also invest in other derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative. The fund typically uses derivatives as a substitute for taking a position in the underlying asset, instrument or index and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund's derivative investments may include equity puts, credit default swaps, interest rate swaps, total return swaps, and futures contracts on securities and indexes.

The fund may take short positions in securities or indices and generally will do so either by borrowing a security and selling the security short or by using swaps or futures. For example, in a short sale, the fund may sell a borrowed security and it has a corresponding obligation to return to the lender the identical security it has borrowed at the market price of that security at the time of replacement. The fund will have a profit or loss depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the fund purchases the security it has sold in order to replace the security it has borrowed from the lender. Alternatively, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

To a limited extent the fund may also engage in other investment practices, including, but not limited to purchasing both dividend and non-dividend paying equity securities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

22

The funds in detail

Risk factors

The funds may use certain investment practices that have higher risks associated with them. However, the funds have limitations and policies designed to reduce many of the risks. The principal risks of each fund are identified in the Summary sections and are described in this section. The table below indicates the principal risks and non-principal risks applicable to each fund.

X Principal Risk * Non-Principal Risk	Credit Suisse Commodity Return Strategy Fund	Credit Suisse Floating Rate High Income Fund	Credit Suisse Strategic Income Fund
Below investment grade securities risk		X	X
Collateralized loan obligations risk		*	X
Commodity exposure risks	X
Conflict of interest risk		X	X
Convertible securities risk			X
Correlation risk	X	*
Counterparty risk	*
Credit risk	X	X	X
Currency risk		X	X
Cybersecurity risk	*	*	*
Derivatives risk	X	*	X
Emerging markets risk			*
Equity exposure risk			*
Extension risk	*	*	X
Fixed income risk	X
Focus risk	X
Foreign securities risk		X	X
Futures contracts risk	X		X
Hedged exposure risk	X	*	X
Illiquidity risk	X	X	X
Interest rate risk	X	X	X
Leveraging risk	X
Market risk	X	X	X
Mortgage- and asset-backed securities risks			X
Portfolio turnover risk	X
Prepayment risk	*	X	X
Reference rate replacement risk		X	X
Risks of investing in other funds	*	*	*
Senior loans risks		X	X
Short position risk			X
Speculative exposure risk	X	*	*
Structured note risk	X
Subsidiary risk	X
Swap agreements risk	X		*

23

The funds in detail

X Principal Risk * Non-Principal Risk	Credit Suisse Commodity Return Strategy Fund	Credit Suisse Floating Rate High Income Fund	Credit Suisse Strategic Income Fund
Tax risk	X
U.S. government securities risk	X		X
Valuation risk	*	X	X

Risk factors

Below investment grade securities risk—Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Collateralized loan obligations risk—CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans.

CLOs issue classes or "tranches" that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Commodity exposure risks—A fund's investment in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Conflict of interest risk—Affiliates of UBS AM (Americas) may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of UBS AM (Americas)'s affiliates in the loans market may restrict a fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Convertible securities risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same

24

The funds in detail

types of market and issuer risks that apply to the underlying common stock. A fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Correlation risk—Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the Commodity Return Strategy Fund's commodity-linked derivative instruments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

Counterparty risk—A fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit risk—The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of a fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Currency risk—Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Cyber security risk—As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

25

The funds in detail

Derivatives risk—Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage which can magnify a fund's gains and losses. A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, illiquidity risk, interest rate risk, market risk and credit risk. The use of derivatives also includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, and legal risk, including insufficient documentation, insufficient capacity or authority of a counterparty or legality or enforceability of a contract. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A fund's investments in derivatives are also subject to the risk that "speculative positions limits" imposed by the Commodity Futures Trading Commission (the "CFTC") and certain futures exchanges on net long and short positions may require the fund to limit or unravel positions in certain types of investments.

In addition, swap dealers are required to post and collect variation margin from a fund and may be required by applicable regulations to collect initial margin from a fund in connection with trading of over-the-counter ("OTC") swaps with a fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Further, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Emerging markets risk—The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could expose a fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity exposure risk—A fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Extension risk—An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Fixed income risk—The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise.

26

The funds in detail

Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk.

Focus risk—If a fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

The Commodity Return Strategy Fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, such fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Foreign securities risk—Investing outside the U.S. carries additional risks that include:

• Currency risk—See "Currency Risk" above.

• Information risk—Key information about an issuer, security or market may be inaccurate or unavailable.

• Political risk—Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

• Access risk—Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

• Operational risk—Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

Futures contracts risk—The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of a fund, and the prices of fund shares, may be subject to greater volatility, as a result of the fund's use of futures contracts. The risks associated with a fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way UBS AM (Americas) expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times; and (v) although a fund may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the fund may be unable to close out its futures contracts at a time which is advantageous.

Hedged exposure risk—A fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity risk—Certain portfolio holdings may be difficult or impossible to sell at the time and the price that a fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in size of the fixed income markets. Any of these could have a negative effect on fund management or performance. Liquid investments may become illiquid after purchase

27

The funds in detail

by the fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund.

Interest rate risk—Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the fund's performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging risk—Although a fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. Under Rule 18f-4 under the 1940 Act, among other things, a fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. A Subsidiary will comply with these requirements to the same extent as the fund. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

Market risk—The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

An outbreak of respiratory coronavirus ("COVID-19") that was first detected in China in December 2019 developed into a global pandemic that resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Although vaccines for COVID-19 are more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market. The effects of the pandemic may last for an extended period of time.

Mortgage- and asset-backed securities risks—The value of a fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, a fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities ("Agencies"), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies

28

The funds in detail

are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of a fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Portfolio turnover risk—Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Prepayment risk—Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

Reference rate replacement risk—The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate ("LIBOR") to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom's Financial Conduct Authority ("FCA"), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would con-

tinue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement ("repo") market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Risks of investing in other funds—Other mutual funds and exchange-traded funds ("ETFs") are subject to investment advisory and other expenses. If a fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an

29

The funds in detail

investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

UBS AM (Americas) serves as the adviser to other mutual funds in which a fund may invest. It is possible that a conflict of interest among a fund and the other Credit Suisse Funds could affect how UBS AM (Americas) fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Senior loans risks—Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value. Where a fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short position risk—Certain funds and their Subsidiaries, if applicable, may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the fund. The fund's and the Subsidiary's risk of loss with respect to short sales may be significant, as the fund and/or the Subsidiary may have a substantial amount of short positions in its portfolio.

Speculative exposure risk—Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps, writing uncovered call options and speculative short sales are unlimited.

Structured note risk—A fund may seek investment exposure to commodity sectors through structured notes that may be exchange-traded or trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. A fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of "resolution measures" required under the European Union Bank Recovery and Resolution Directive. Such

30

The funds in detail

measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a fund, the fund could lose some or all of its investment.

Subsidiary risk—As discussed in the Commodity Return Strategy Fund's Summary, the fund makes investments through a wholly-owned subsidiary of the fund, which subsidiary is organized under the laws of the Cayman Islands (the "Subsidiary"). By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, fund shareholders would likely suffer decreased investment returns.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls its Subsidiary, and the fund and the Subsidiary are both managed by UBS AM (Americas) making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Swap agreements risk—Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax risk—In order to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, a fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, certain funds seek to gain exposure to the commodity markets primarily through investments in a Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The funds anticipate treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income.

U.S. governments securities risk—Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain U.S. government agency securities are backed only by the credit of the government agency and not by full faith and credit of the United States.

Valuation risk—The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by a fund. Many derivative instruments are not actively traded.

31

Financial highlights

The financial highlights tables show each fund's audited financial performance for five years. Certain information in the tables reflect results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below for the fiscal year ended October 31, 2024 have been derived from the financial statements audited by the funds' independent registered public accounting firm, Ernst & Young LLP whose report on each fund's financial statements is included in such fund's Annual Report. The figures below for the fiscal years ended October 31, 2020, 2021, 2022 and 2023 have been audited by the funds' former independent registered public accounting firm. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

32

Consolidated financial highlights

Credit Suisse Commodity Return Strategy Fund

(For a Class I share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021[1]	2020[1]
Per share data:
Net asset value, beginning of year	$23.34[2]	$27.28	$36.29	$25.32	$27.24
Investment operations:
Net investment income (loss)[3]	0.95	0.88	0.12	(0.19)	0.06
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(1.09)	(2.00)	2.79	11.16	(1.86)
Total from investment operations	(0.14)	(1.12)	2.91	10.97	(1.80)
Less dividends and distributions:
Dividends from net investment income	(0.79)	(2.82)	(11.92)	—	(0.06)
Return of capital	—	—	—	—	(0.06)
Total dividends and distributions	(0.79)	(2.82)	(11.92)	—	(0.12)
Net asset value, end of year	$22.41	$23.34[2]	$27.28	$36.29	$25.32
Total return[4]	(0.59)%	(4.40)%	12.41%	43.33%	(6.70)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$1,057,108	$1,191,554	$2,175,955	$2,249,942	$1,442,691
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.20%	3.60%	0.41%	(0.59)%	0.20%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.01%	0.01%	0.02%	0.04%
Portfolio turnover rate[5]	80%	46%	68%	22%	215%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and include change in share price and reinvestment of all distributions.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

33

Consolidated financial highlights

Credit Suisse Commodity Return Strategy Fund

(For a Class A share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021[1]	2020[1]
Per share data:
Net asset value, beginning of year	$22.44[2]	$26.32	$35.37	$24.72	$26.64
Investment operations:
Net investment income (loss)[3]	0.86	0.79	0.04	(0.26)	(0.00)[4]
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(1.06)	(1.91)	2.68	10.91	(1.86)
Total from investment operations	(0.20)	(1.12)	2.72	10.65	(1.86)
Less dividends and distributions:
Dividends from net investment income	(0.73)	(2.76)	(11.77)	—	(0.00)[4]
Return of capital	—	—	—	—	(0.06)
Total dividends and distributions	(0.73)	(2.76)	(11.77)	—	(0.06)
Net asset value, end of year	$21.51	$22.44[2]	$26.32	$35.37	$24.72
Total return[5]	(0.87)%	(4.58)%	12.09%	43.08%	(6.97)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$28,562	$31,251	$40,894	$40,693	$32,422
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	3.95%	3.41%	0.14%	(0.84)%	(0.02)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.01%	0.01%	0.02%	0.04%
Portfolio turnover rate[6]	80%	46%	68%	22%	215%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $0.01 per share.

5  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

34

Consolidated financial highlights

Credit Suisse Commodity Return Strategy Fund

(For a Class C share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021[1]	2020[1]
Per share data:
Net asset value, beginning of year	$20.00[2]	$23.75	$32.83	$23.16	$25.02
Investment operations:
Net investment income (loss)[3]	0.62	0.55	(0.14)	(0.46)	(0.18)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(0.93)	(1.72)	2.40	10.13	(1.68)
Total from investment operations	(0.31)	(1.17)	2.26	9.67	(1.86)
Less dividends:
Dividends from net investment income	(0.57)	(2.58)	(11.34)	—	—
Total dividends	(0.57)	(2.58)	(11.34)	—	—
Net asset value, end of year	$19.12	$20.00[2]	$23.75	$32.83	$23.16
Total return[4]	(1.59)%	(5.35)%	11.28%	41.75%	(7.43)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$4,323	$6,424	$9,157	$7,079	$2,694
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	3.18%	2.64%	(0.52)%	(1.60)%	(0.78)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.01%	0.01%	0.02%	0.04%
Portfolio turnover rate[5]	80%	46%	68%	22%	215%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

35

Financial highlights

Credit Suisse Floating Rate High Income Fund

(For a Class I share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$6.30	$6.17[1]	$6.62	$6.31	$6.56
Investment operations:
Net investment income[2]	0.58	0.55	0.29	0.24	0.30
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.01	0.14	(0.45)	0.31	(0.25)
Total from investment operations	0.59	0.69	(0.16)	0.55	0.05
Less dividends:
Dividends from net investment income	(0.57)	(0.56)	(0.29)	(0.24)	(0.30)
Return of capital	(0.01)	(0.00)[3]	—	—	—
Total dividends	(0.58)	(0.56)	(0.29)	(0.24)	(0.30)
Net asset value, end of year	$6.31	$6.30	$6.17[1]	$6.62	$6.31
Total return[4]	9.70%	11.54%	(2.42)%	8.86%	0.92%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$1,789,047	$1,816,028	$2,376,866	$2,770,167	$1,699,373
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	9.13%	8.79%	4.54%	3.62%	4.80%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.11%	0.11%	0.09%	0.07%	0.09%
Portfolio turnover rate[5]	50%	35%	47%	54%	30%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

36

Financial highlights

Credit Suisse Floating Rate High Income Fund

(For a Class A share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$6.33	$6.21	$6.65	$6.34	$6.59
Investment operations:
Net investment income[1]	0.57	0.54	0.28	0.23	0.29
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.01	0.12	(0.44)	0.31	(0.25)
Total from investment operations	0.58	0.66	(0.16)	0.54	0.04
Less dividends:
Dividends from net investment income	(0.56)	(0.54)	(0.28)	(0.23)	(0.29)
Return of capital	(0.01)	(0.00)[2]	—	—	—
Total dividends	(0.57)	(0.54)	(0.28)	(0.23)	(0.29)
Net asset value, end of year	$6.34	$6.33	$6.21	$6.65	$6.34
Total return[3]	9.43%	11.07%	(2.48)%	8.57%	0.70%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$134,432	$116,439	$116,540	$144,713	$146,803
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	8.87%	8.59%	4.25%	3.41%	4.54%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.11%	0.11%	0.09%	0.07%	0.09%
Portfolio turnover rate[4]	50%	35%	47%	54%	30%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

37

Financial highlights

Credit Suisse Floating Rate High Income Fund

(For a Class C share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$6.35	$6.22[1]	$6.68	$6.36	$6.61
Investment operations:
Net investment income[2]	0.52	0.50	0.23	0.18	0.24
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.01	0.13	(0.46)	0.32	(0.25)
Total from investment operations	0.53	0.63	(0.23)	0.50	(0.01)
Less dividends:
Dividends from net investment income	(0.51)	(0.50)	(0.23)	(0.18)	(0.24)
Return of capital	(0.01)	(0.00)[3]	—	—	—
Total dividends	(0.52)	(0.50)	(0.23)	(0.18)	(0.24)
Net asset value, end of year	$6.36	$6.35	$6.22[1]	$6.68	$6.36
Total return[4]	8.61%	10.42%	(3.48)%	7.90%	(0.05)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$47,994	$45,535	$52,725	$60,182	$58,959
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	8.13%	7.82%	3.54%	2.66%	3.83%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.11%	0.11%	0.09%	0.07%	0.09%
Portfolio turnover rate[5]	50%	35%	47%	54%	30%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

38

Financial highlights

Credit Suisse Strategic Income Fund

(For a Class I share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$9.08	$8.91	$10.12	$9.57	$9.88
Investment operations:
Net investment income[1]	0.74	0.75	0.47	0.40	0.51
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.46	0.17	(1.20)	0.56	(0.31)
Total from investment operations	1.20	0.92	(0.73)	0.96	0.20
Less dividends:
Dividends from net investment income	(0.74)	(0.75)	(0.48)	(0.41)	(0.51)
Total dividends	(0.74)	(0.75)	(0.48)	(0.41)	(0.51)
Net asset value, end of year	$9.54	$9.08	$8.91	$10.12	$9.57
Total return[2]	13.61%	10.57%	(7.41)%	10.11%	2.21%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$740,431	$316,613	$363,915	$420,435	$190,537
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.80%
Ratio of net investment income to average net assets	7.77%	8.14%	4.88%	3.93%	5.33%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.28%	0.31%	0.29%	0.26%	0.31%
Portfolio turnover rate[3]	44%	73%	56%	46%	34%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

39

Financial highlights

Credit Suisse Strategic Income Fund

(For a Class A share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$9.08	$8.91	$10.13	$9.57	$9.88
Investment operations:
Net investment income[1]	0.71	0.72	0.44	0.38	0.49
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.47	0.18	(1.21)	0.56	(0.31)
Total from investment operations	1.18	0.90	(0.77)	0.94	0.18
Less dividends:
Dividends from net investment income	(0.72)	(0.73)	(0.45)	(0.38)	(0.49)
Total dividends	(0.72)	(0.73)	(0.45)	(0.38)	(0.49)
Net asset value, end of year	$9.54	$9.08	$8.91	$10.13	$9.57
Total return[2]	13.34%	10.30%	(7.73)%	9.95%	1.96%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$58,890	$25,795	$21,933	$31,102	$34,254
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.05%
Ratio of net investment income to average net assets	7.52%	7.90%	4.62%	3.78%	5.10%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.28%	0.31%	0.29%	0.26%	0.31%
Portfolio turnover rate[3]	44%	73%	56%	46%	34%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

40

Financial highlights

Credit Suisse Strategic Income Fund

(For a Class C share of the fund outstanding throughout each year)

	For the year ended October 31,
	2024	2023	2022	2021	2020
Per share data:
Net asset value, beginning of year	$9.08	$8.92	$10.13	$9.57	$9.88
Investment operations:
Net investment income[1]	0.65	0.66	0.37	0.31	0.41
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.46	0.16	(1.20)	0.56	(0.31)
Total from investment operations	1.11	0.82	(0.83)	0.87	0.10
Less dividends:
Dividends from net investment income	(0.65)	(0.66)	(0.38)	(0.31)	(0.41)
Total dividends	(0.65)	(0.66)	(0.38)	(0.31)	(0.41)
Net asset value, end of year	$9.54	$9.08	$8.92	$10.13	$9.57
Total return[2]	12.50%	9.36%	(8.32)%	9.13%	1.19%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$49,200	$30,826	$29,454	$39,867	$42,566
Ratio of net expenses to average net assets	1.79%	1.79%	1.79%	1.79%	1.80%
Ratio of net investment income to average net assets	6.82%	7.19%	3.89%	3.03%	4.35%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.28%	0.31%	0.29%	0.26%	0.31%
Portfolio turnover rate[3]	44%	73%	56%	46%	34%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

41

Meet the managers

Commodity Return Strategy Fund: The Commodities Portfolio Management Team (the "Commodities Team") is responsible for the day-to-day management of the Commodity Return Strategy Fund. Christopher Burton and Scott Ikuss are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Commodity Return Strategy Fund.

Floating Rate High Income Fund: The Credit Investments Group ("CIG") is responsible for the day-to-day portfolio management of the Floating Rate High Income Fund. The current team members responsible for managing the fund are John G. Popp, Louis I. Farano, David J. Mechlin, Joshua Shedroff and Wing Chan. John G. Popp is the lead manager for the Floating Rate High Income Fund and oversees the Floating Rate High Income Fund's overall industry, credit, duration, yield curve positioning and security selection. Louis I. Farano, David Mechlin, Joshua Shedroff and Wing Chan

focus on the Floating Rate High Income Fund's industry and issuer allocations.

Strategic Income Fund: CIG is responsible for the day-to-day portfolio management of the Strategic Income Fund. The current team members responsible for managing the fund are John G. Popp, Andrew H. Marshak, Louis I. Farano, David J. Mechlin, Joshua Shedroff and Wing Chan. John G. Popp is the lead manager for the Strategic Income Fund and oversees the Strategic Income Fund's asset allocation targets and overall security selection. Andrew H. Marshak, Louis I. Farano, David Mechlin, Joshua Shedroff and Wing Chan focus on the various types of debt instruments.

Information about each of the portfolio managers is provided in the table below. Job titles indicate position with the investment manager. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

Name and title	Fund(s) managed	Experience
Andrew H. Marshak, Managing Director Head of Europe for CIG	Strategic Income Fund	Mr. Marshak has primary responsibility for European loans and high yield bonds for CIG and has global responsibility for overseeing CIG's portfolio management and trading. Mr. Marshak is also a member of the CIG Credit Committee. Prior to joining Credit Suisse Asset Management, LLC ("Credit Suisse"), the funds' previous investment manager. Mr. Marshak was a Managing Director and a founding partner of First Dominion Capital, LLC, which he joined in 1997 from Indosuez Capital, where he served as a Vice President. Prior to joining Indosuez Capital in 1992, Mr. Marshak was an Analyst in the Investment Banking Department of Donaldson, Lufkin & Jenrette ("DLJ"). Mr. Marshak holds a B.S., Summa Cum Laude in Economics, from the Wharton School of the University of Pennsylvania.
Christopher Burton, Managing Director	Commodity Return Strategy Fund	Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business. Mr. Burton is a CFA charter holder.
David J. Mechlin, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Mr. Mechlin is a Portfolio Manager for CIG with responsibility for senior loans and high yield bonds. He joined CIG as a credit analyst in 2006. Mr. Mechlin holds a B.S. in Finance and Accounting from Stern School of Business at New York University. Mr. Mechlin is a CFA Charterholder.

42

Name and title	Fund(s) managed	Experience
John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG	Floating Rate High Income Fund Strategic Income Fund	Mr. Popp has primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as Director and Chief Investment Officer for the Credit Suisse Asset Management Income Fund, Inc., Trustee and Chief Investment Officer of the Credit Suisse High Yield Bond Fund, and Trustee of the Credit Suisse Trust. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.
Joshua Shedroff, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Joshua Shedroff joined CIG in 2008 as a credit analyst and is currently a Portfolio Manager for CIG with responsibility for senior loans and high yield. Previously he served as an Associate at The GlenRock Group, a private equity firm, where he evaluated and executed growth equity and leveraged buyout transactions. Prior to that, he worked in the Corporate Development Group at AboveNet, where he focused on their Chapter 11 restructuring. Mr. Shedroff began his career in the Investment Banking Division at Salomon Smith Barney. Mr. Shedroff received an M.B.A. with honors from the Wharton School at the University of Pennsylvania and a B.A. with honors in Economics from Brandeis University.
Louis I. Farano, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Mr. Farano is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA's Anderson School.
Scott Ikuss, Director	Commodity Return Strategy Fund	Mr. Ikuss is a Vice President and Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2023. Previously, he served as a Portfolio Manager—Global Commodities & Natural Resources Equities at DWS Group from May 2016 to December 2022. Mr. Ikuss earned a B.A. in Economics from Rutgers University.
Wing Chan, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Wing Chan is a Managing Director of UBS AM (Americas) in the Asset Management business, based in New York. Ms. Chan is a Portfolio Manager of the Credit Investments Group. Ms. Chan is also a member of the CIG Credit Committee. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder, and holds Series 3, 7 and 63 licenses.

43

More about the funds

The management firm

UBS Asset Management (Americas) LLC
787 Seventh Avenue
New York, NY 10019

•  Investment manager for each fund and investment manager for the Subsidiary

•  Responsible for managing each fund's assets according to its goal and strategies

•  Responsible for providing certain administrative services for each fund

•  Is part of the asset management business of UBS Group, one of the world's leading banks

•  UBS Group provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of UBS Group is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

  UBS Asset Management (Americas) LLC is referred to as "UBS AM (Americas)" throughout this Prospectus.

The Commodity Return Strategy Fund pays management fees at the annual rate of 0.59% of average daily net assets. The Commodity Return Strategy Fund has entered into an investment management agreement with UBS AM (Americas) which bundles the management and administration fees into a single fee. For the 2024 fiscal year, the Commodity Return Strategy Fund paid UBS AM (Americas) 0.56% of its average net assets for advisory and co-administration services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's report filed on Form N-CSR. to shareholders for the period ended October 31, 2023.

Pursuant to an expense limitation agreement, UBS AM (Americas) will limit the Commodity Return Strategy Fund's operating expenses to 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Commodity Strategy Funds is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

The Floating Rate High Income Fund pays management fees at the annual rate of 0.79% of average daily net assets less than or equal to $100 million and 0.59% of average daily net assets greater than $100 million. The Floating Rate High Income Fund has entered into an investment management agreement with UBS AM (Americas) which bundles the management and administration fees into a single fee. For the 2024 fiscal year, the Floating Rate High Income Fund paid UBS AM (Americas) 0.49% of its average net assets for advisory and co-administration services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of its fund's investment advisory agreement is available in the fund's report filed on Form N-CSR to shareholders for the period ended October 31, 2023.

Pursuant to an expense limitation agreement, UBS AM (Americas) will limit the Floating Rate High Income Fund's operating expenses to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit

44

excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Opportunity Funds is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

The Strategic Income Fund pays management fees at the annual rate of 0.84% of average daily net assets. The Strategic Income Fund has entered into an investment management agreement with UBS AM (Americas) which bundles the management and administration fees into a single fee. For the 2024 fiscal year, the Strategic Income Fund paid UBS AM (Americas) 0.56% of its average net assets for advisory and co-administration services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory contract and sub-advisory contract is available in the fund's report filed on Form N-CSR to shareholders for the fiscal period ended October 31, 2023.

Pursuant to an expense limitation agreement, UBS AM (Americas) will limit the Strategic Income Fund's operating expenses to 1.04% of the fund's average daily net assets for Class A shares, 1.79% of the fund's average daily net assets for Class C shares and 0.79% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Opportunity Funds is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

As discussed in the "Principal Investment Strategies" section, the Commodity Return Strategy Fund, may invest up to 25% of its total assets in its Subsidiary. The Subsidiary has entered into a separate contract with UBS AM (Americas) whereby UBS AM (Americas) or its affiliates provide investment advisory and other services to the Subsidiary. Neither UBS AM (Americas) nor any affiliate receives separate compensation from a Subsidiary for providing it with investment advisory or administrative services. However, the Commodity Return Strategy Fund pays UBS AM (Americas) and its affiliates based on the fund's assets, including the assets in the Subsidiary.

Prior to May 1, 2024, Credit Suisse Asset Management, LLC (previously defined as "Credit Suisse") served as the investment manager to the funds. Effective May 1, 2024, Credit Suisse merged into UBS Asset Management (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to each Fund. In addition, prior to May 1, 2024, Credit Suisse Asset Management Limited ("Credit Suisse UK") served as the sub-adviser to the Strategic Income. Effective May 1, 2024, the sub-advisory agreement between Credit Suisse and Credit Suisse UK with respect to the Strategic Income Fund was terminated.

Share valuation

The net asset value ("NAV") of each class of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. It is calculated by dividing a fund's

45

total assets, less its liabilities, by the number of shares outstanding. The most recent NAV of each class of each fund is available on the funds' website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

Each Board of Trustees is responsible for each fund's valuation process. Each Board of Trustees has delegated the supervision of the daily valuation process to UBS AM (Americas), who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing each fund's pricing policies. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by UBS AM (Americas), as each Board of Trustees' valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with UBS AM (Americas)'s procedures. Each Board of Trustees oversees UBS AM (Americas) in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. A fund may utilize a service provided by an independent third party which has been approved by the applicable Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by UBS AM (Americas) to be unreliable, the market price may be determined by UBS AM (Americas) using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by UBS AM (Americas).

In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. UBS AM (Americas) may initiate fair value procedures in accordance with the funds' valuation policies to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by UBS AM (Americas) from time to time. The Subsidiary is subject to the same valuation policies as the Commodity Return Strategy Fund.

The funds' fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. UBS AM (Americas)'s use of fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to

46

sell the security at approximately the time at which the fund determines NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Distributions

As a fund investor, you will receive distributions.

Each fund earns income from a variety of investments, including dividends from stocks, interest from fixed income, money market and other investments and income from structured notes and swap agreements. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The Commodity Return Strategy Fund, declares and pays dividends quarterly. Each of the Floating Rate High Income Fund and the Strategic Income Fund declares dividends daily and pays them monthly. Each fund typically distributes capital gains annually, usually in December. The funds may make additional distributions and dividends at other times if it is necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

Taxes

The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives, including commodity-linked swaps, would not be qualifying income. As a result, any income a fund derives from direct investments in such commodity-linked derivatives must be limited to a maximum of 10% of the fund's gross income in order for the fund to satisfy the source of income requirement. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The funds anticipate treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income.

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

Taxes on distributions

As long as your fund continues to meet the requirements for being a tax-qualified RIC, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the funds, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date"—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the funds in October, November or December of any calendar year

47

and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the funds not later than such December 31, provided such dividend is actually paid during January of the following year.

You will be mailed a Form 1099-DIV by mid-February each year, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide your fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, 24% of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Fund as capital gain dividends, interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Taxes on transactions involving fund shares

Any time you sell or redeem fund shares or exchange fund shares for shares of another fund, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

Statements and reports

If you invest directly through a fund, you will receive account statements as follows:

•  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

•  after any changes of the name or address of the registered owner(s)

•  otherwise, every calendar quarter

Each fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, each fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

48

Each fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us/funds. This information is posted on the funds' website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the funds' SAI.

Choosing a class of shares

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Class I shares are only available to certain types of investors, as described below. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

Class A and C

With respect to Class A and Class C shares:

•  Class A shares may be a better choice than Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

•  Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

•  Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term

Class A and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A and Class C, which you should discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

Main features

Class A

• Initial sales charge of up to 4.75% for each of the Commodity Return Strategy Fund, the Floating Rate High Income Fund and the Strategic Income Fund
• Lower sales charge for large purchases
• No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)
• Lower annual expenses than Class C shares because of lower 12b-1 fee

Class C

• No initial sales charge
• Deferred sales charge of 1.00% if you sell shares during the first year of purchase
• Higher annual expenses than Class A shares because of higher 12b-1 fee

• Effective June 30, 2021, if you are holding Class C shares directly with a fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the same fund. For all Class C shares of a fund held through a financial intermediary, your Class C Shares will be subject to the Class C conversion policy of the financial intermediary and it is the financial intermediary's responsibility, and not the fund's, to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track the aging of share lot purchases in order to credit individual shareholders' holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account, in certain instances, do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

49

Class I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of UBS AM (Americas), (3) employees of UBS AM (Americas) or its affiliates and current and former Directors and Trustees of funds advised by UBS AM (Americas) or its affiliates, (4) UBS AM (Americas) or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with UBS AM (Americas) or a third party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers ("RIAs")) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000). Such financial intermediaries may set their own initial investment minimums and subsequent purchase minimums with respect to purchases of Class I shares.

Class I Shares may also be available on brokerage platforms of firms that have agreements with UBS Asset Management (US) Inc. ("UBS AM (US)"), the funds' distributor to offer such shares solely when acting as an agent for the investor. An investor transaction in Class I Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the funds are available in other share classes that have different fees and expenses.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with UBS AM (Americas) or UBS AM (US), specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired.

Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of UBS AM (Americas) or its affiliates, the minimum initial investment for Class I shares is $2,500.

If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the funds' classes of shares is available free of charge through UBS AM (Americas)'s website at www.credit-suisse.com/us/funds. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•  the front-end sales charges that apply to the purchase of Class A shares

•  the deferred sales charges that apply to the redemption of Class C shares

•  who qualifies for lower sales charges on Class A shares

•  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us/funds and click on "Breakpoint Discounts."

You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales

50

charge waivers or deferred sales charge waivers, which are discussed in this Prospectus. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts. Please see the section "Intermediary-Specific Sales Charge Waiver Policies" on page 66 of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

51

Buying and selling shares

Opening an account

You may invest in each class of shares of the funds through certain financial representatives and you also may invest directly through the funds, subject to certain eligibility requirements. You should contact your financial representative or the fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to the appropriate fund, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through a fund, you will be required to complete an account application with the fund. Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the fund by check or wire. The "By Wire" method enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

Buying and selling shares

The funds are open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the fund must receive your purchase order in proper form prior to the close of the NYSE

(usually 4 p.m. eastern time) in order for it to be priced at the day's offering price. If your request is received after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative or the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The funds reserve the right to reject any purchase order.

The funds reserve the right to modify or waive the minimum investment amount requirements. The maximum investment amount in Class C shares is $1,000,000.

If you invest in the funds through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

If you invest directly through the funds, please see the "Buying Shares" table and the "Selling Shares" table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, UBS AM (US) is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Credit Suisse Family of Funds, along with a completed application form by regular mail: Credit Suisse Funds, P.O. Box 219916, Kansas City, MO 64121-9961 or overnight mail: Credit Suisse Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1307.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application. If you invest directly through the funds and wish to pay for your shares by check, please make the check payable in U.S. dollars to Credit Suisse Family of Funds. Unfortunately, the funds cannot accept "starter" checks that do not have your name pre-printed on them. The funds also cannot accept checks payable to you or to another party and

52

endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the funds through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

Exchanging shares

If you invest in the funds through a financial representative you should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

The funds reserve the right to:

•  reject any purchase order made by means of an exchange from another fund

•  change or discontinue its exchange privilege after 60 days' notice to current investors

•  temporarily suspend the exchange privilege during unusual market conditions

If the funds reject an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the funds at 877-870-2874.

53

Buying shares

The table below is only applicable to purchases of shares directly from the funds.

Opening an account	Adding to an account

By check

• Complete and sign the New Account Application.
• For IRAs use the Universal IRA Application. (Class A and Class C only)
• Make your check payable to Credit Suisse Funds.
• Write the fund name on the check.
• Mail to Credit Suisse Funds.	• Make your check payable to Credit Suisse Funds.
• Write the account number and the fund name on your check.
• Mail to Credit Suisse Funds.
• Minimum amount is $100 for Class A and Class C shares.
• Minimum amount is $100,000 for Class I shares.

By exchange

• Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
• If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	• Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund.
• Minimum amount is $250 for Class A and Class C shares.
• Minimum amount is $100,000 for Class I shares.
• If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

By wire

• Complete and sign the New Account Application.
• Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
• The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
• Wire your initial investment for receipt that day.
• Mail the original, signed application to Credit Suisse Funds.
• This method is not available for IRAs.	• Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
• Wire the money for receipt that day.
• Minimum amount is $500 for Class A and Class C shares.
• Minimum amount is $100,000 for Class I shares.

By automated clearing house (ACH) transfer

• Cannot be used to open an account.	• Call the Shareholder Service Center to request an ACH transfer from your bank.
• Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
• Minimum amount is $50 for Class A and Class C shares.
• Minimum amount is $100,000 for Class I shares.
• Requires ACH on Demand privileges.

877-870-2874
Monday—Friday, 8:30 A.M.—6:00 P.M. ET

54

Selling shares

The table below is only applicable to redemptions of shares directly from the funds.

Selling some or all of your shares	Can be used for

By mail

Write a letter of instruction that includes:
• your name(s) and signature(s)
• the fund name and account number
• the dollar amount you want to sell
• how to send the proceeds
• Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	• Accounts of any type. • Sales of any amount. • For IRAs please use the IRA Distribution Request Form.

By exchange

• Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.

• Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

By phone

• Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
• a check mailed to the address of record ($100 minimum)
• an ACH transfer to your bank ($50 minimum)
• a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	• Accounts with telephone privileges.

By wire or ACH transfer

• Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
• For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	• Accounts with wire-redemption or ACH on Demand privileges. • Requests by phone or mail.

55

How to reach the funds

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 219916
Kansas City, MO 64121-9961

Overnight/Courier Service:
SS&C Global Investor & Distribution Solutions, Inc.
Attn: Credit Suisse Funds
801 Pennsylvania Avenue,
Kansas City, MO 64105-1307

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US/FUNDS

Wire instructions

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

Selling shares in writing

If you are invested directly through a fund, some circumstances require a written sell order, along with a signature guarantee. These include:

•  accounts whose address of record has been changed within the past 30 days

•  redemptions in certain large accounts (other than by exchange)

•  requests to send the proceeds to a different payee or address than on record

•  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the funds at the Shareholder Service Center toll-free number.

Redemption proceeds

Shares of the funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the funds, and certain redemptions of Class A shares of the funds. Payment for shares redeemed generally will be on the next business day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The funds reserve the right to delay payment for up to seven calendar days.

Under the 1940 Act, the funds may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Generally, all redemptions will be in cash. The funds typically expect to satisfy redemption requests by using

56

holdings of cash or cash equivalents. The funds may also determine to sell portfolio assets to meet such requests. Under certain circumstances, the funds may satisfy redemption requests by accessing a bank line of credit, or by using other short-term borrowings from the funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.

Recently purchased shares

For shares purchased directly from a fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

Low-balance accounts

If you hold shares through an account with a fund and your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. For Class I shareholders, the minimum account balance requirement is $100,000 (or $2,500 for employees of UBS AM (Americas) or its affiliates across all Credit Suisse Funds). For Class A and Class C shares of the funds, the minimum account balance requirements are as follows:

Minimum to keep an account open

Regular account:	$2,000
IRAs:	$250
Transfers/gifts to minors:	$250

The funds reserve the right to modify or waive this requirement. If the funds increase the minimum amount required to keep an account open, they will give current shareholders 15 days' notice of any increase. The funds also reserve the right, if they raise the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds after providing you with 60 days' notice as described above.

877-870-2874
Monday—Friday, 8:30 A.M.—6:00 P.M. ET

57

Shareholder services

Automatic services

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, of if you invest directly through the fund, by calling the Shareholder Services Center.

Automatic monthly investment plan

For making automatic investments ($50 minimum) from a designated bank account.

Automatic withdrawal plan

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

Distribution sweep

For accounts maintained directly with the funds: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

Retirement plans

UBS AM (Americas) offers a range of tax-advantaged retirement accounts, including:

•  Traditional IRAs

•  Roth IRAs

•  Spousal IRAs

•  Rollover IRAs

•  SEP IRAs

To transfer your IRA to UBS AM (Americas), use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

Transfers/gifts to minors

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

Account changes

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

58

Other policies

Transaction details

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the funds, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the funds, if you wire money to the fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the funds monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of fund shares present risks to a fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrep-

ancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The funds will take steps to detect and eliminate excessive trading in fund shares, pursuant to the funds' policies as described in this Prospectus and approved by the Boards of Trustees. The funds define excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The funds' distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the funds may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the funds through their financial intermediary's omnibus account with the funds. By their nature, omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the funds on a net basis, conceal the identity of the individual investors in the funds.

The funds reserve the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the funds reserve the right to reject a purchase or exchange order from any investor or intermediary that the funds have reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The funds have also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading

59

practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund—Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the funds do and have different consequences associated with it.

The funds' policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

Special situations

The funds reserve the right to:

•  charge a wire-redemption fee

•  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

•  stop offering their shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the funds)

60

Other shareholder information

Classes of shares and sales charges

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

Class A shares

Offering price:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

		Initial sales charge—Class A
Amount purchased	As a % of amount invested	As a % of offering price	Commission to financial representative as a % of offering price
Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	0.50%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC" below).

**  The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million, and up to 0.125% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and members of their immediate families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any

Individual Retirement Account (IRA) of the individual or an immediate family member;

2.  Controlled companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3.  Related trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives

61

as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

The initial sales charge is waived for the following shareholders or transactions:

(1)  investment advisory clients of UBS AM (Americas);

(2)  officers, current and former trustees of the funds, current and former directors or trustees of other investment companies managed by UBS AM (Americas) or its affiliates, officers, directors and full-time employees of UBS AM (Americas) affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) RIAs on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class A shares acquired when dividends and distributions are reinvested in the funds;

(7)  Class A shares offered to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; and

(8)  For financial intermediaries who have entered into an agreement with the fund's distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

See the section "Intermediary-Specific Sales Charge Waiver Policies" on page 66 of this Prospectus for sales charge waivers that may be available to clients of certain financial intermediaries.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

Reduced initial sales charges are available if you qualify under one of the following privileges:

Letter of intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the funds during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the funds' distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the

62

amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement privilege. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A or Class C shares, respectively, of the fund or of another Credit Suisse Fund within 30 days from the date of redemption without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC or CDSC paid to the distributor may be credited with the amount of the Class A Limited CDSC or CDSC, as appropriate, in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A limited CDSC. A Class A Limited CDSC will be imposed by the funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more for a fund and the distributor paid a commission to the financial representative.

The Class A Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Class A Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Class A Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Class A Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:

•  the NAV at the time of purchase of the Class A shares being redeemed; or

•  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Class A Limited CDSC will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

Class C shares

You may choose to purchase Class C shares at a fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Class C

63

shares do not automatically convert to Class A shares. Class C shares of each fund are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

The CDSC on Class C shares will be waived for the following shareholders or transactions:

(1)  shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Code);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 72, which are required without penalty pursuant to the Code; and

(5)  Class C shares acquired when dividends and distributions are reinvested in the fund.

Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account will not be subject to the CDSC. The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by UBS AM (Americas) or its affiliates.

Reinstatement privilege. If you redeemed Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

Effective June 30, 2021, if you are holding Class C shares directly with a fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the same fund. For all Class C shares of a fund held through a financial intermediary, your Class C Shares will be subject to the Class C conversion policy of the financial intermediary and it is the financial intermediary's responsibility, and not the fund's, to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track the aging of share lot purchases in order to credit individual shareholders' holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account, in certain instances, do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

64

Other information

About the distributor

UBS AM (US), an affiliate of UBS AM (Americas), is responsible for making the funds available to you. In addition, with respect to shareholders who have invested through an account with the fund, UBS AM (US) is responsible for account service and maintenance and other administrative services related to the sale of the shares. Effective May 1, 2024, UBS AM (US) replaced Credit Suisse Securities (USA) LLC as each Fund's distributor.

Each fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the 1940 Act. These plans allow the funds to pay distribution and service fees for the sale and servicing of Classes A and C of the funds' shares. Under the plans, the distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the funds' Class A and C shares, respectively. Since these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. UBS AM (Americas) or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund—Distribution and Shareholder Servicing" in the SAI.

65

Intermediary-specific sales charge waiver policies

Ameriprise Financial

Sales charge reductions and waivers available from certain financial intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•  Transaction size breakpoints, as described in this prospectus or the SAI.

•  Rights of accumulation (ROA), as described in this prospectus or the SAI.

•  Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase

Class A shares at NAV without payment of a sales charge as follows:

•  shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•  shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•  shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•  shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•  shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•  shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

66

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•  redemptions due to death or disability of the shareholder

•  shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

•  redemptions made in connection with a return of excess contributions from an IRA account

•  shares purchased through a Right of Reinstatement (as defined above)

•  redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

EDWARD D. JONES & CO., L.P. ("EDWARD JONES")

Policies regarding transactions through Edward Jones

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Credit Suisse Funds family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•  Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.

Rights of accumulation ("ROA")

•  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Credit Suisse Funds family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of intent ("LOI")

•  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

67

•  If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales charge waivers

Sales charges are waived for the following shareholders and in the following situations:

•  Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•  Shares purchased in an Edward Jones fee-based program.

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following Right of Reinstatement:

–  The redemption and repurchase occur in the same account.

–  The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

–  The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

•  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward

Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•  Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•  Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent deferred sales charge ("CDSC") waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•  The death or disability of the shareholder.

•  Systematic withdrawals with up to 10% per year of the account value.

•  Return of excess contributions from an Individual Retirement Account (IRA).

•  Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•  Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•  Shares exchanged in an Edward Jones fee-based program.

•  Shares acquired through NAV reinstatement.

•  Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

68

Other important information regarding transactions through Edward Jones

Minimum purchase amounts

•  Initial purchase minimum: $250

•  Subsequent purchase minimum: none

Minimum balances

•  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

–  A fee-based account held on an Edward Jones platform

–  A 529 account held on an Edward Jones platform

–  An account with an active systematic investment plan or LOI

Exchanging share classes

•  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holding in a fund to Class A shares of the same fund.

Janney Montgomery Scott

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC ("Janney") account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Janney

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

Sales change waivers on Class A and C shares available at Janney

Shares sold upon the death or disability of the shareholder.

•  Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•  Shares purchased in connection with a return of excess contributions from an IRA account.

•  Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in this Prospectus.

•  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•  Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•  Breakpoints as described in this Prospectus.

•  Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

J.P. Morgan Securities LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers), share class conversion policy and discounts,

69

which may differ from those disclosed elsewhere in this fund's prospectus or Statement of Additional Information ("SAI").

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.

•  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•  Shares purchased through rights of reinstatement.

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•  A shareholder in the fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•  Shares sold upon the death or disability of the shareholder.

•  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•  Shares purchased in connection with a return of excess contributions from an IRA account.

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•  Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•  Breakpoints as described in the prospectus.

•  Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•  Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch

•  Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

•  It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

70

•  Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill

•  Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans Shares purchased through a Merrill investment advisory program Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account Shares purchased through the Merrill Edge Self-Directed platform Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement) Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees) Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent deferred sales charge ("CDSC") waivers on front-end, back-end, and level load shares available at Merrill

•  Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3)) Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement Shares sold due to return of excess contributions from an IRA account Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill: breakpoints, rights of accumulation & letters of intent

•  Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•  Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•  Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

71

Front-end sales charge waivers on Class A shares available at Morgan Stanley Wealth Management

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following loan waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•  Shares purchased in an investment advisory program.

•  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•  A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Classes A, B and C shares available at Raymond James

•  Death or disability of the shareholder.

•  Shares sold as part a systematic withdrawal plan as described in the fund's prospectus.

•  Return of excess contributions from an IRA Account.

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

•  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•  Breakpoints as described in this prospectus.

72

•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

73

For more information

More information about the funds is available free upon request, including the following:

Annual/Semiannual Reports to Shareholders

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

Other Information

A current SAI which provides more details about the funds is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

By Telephone:

877-870-2874

By Facsimile:

888-606-8252

By Mail:

Credit Suisse Funds

P.O. Box 219916

Kansas City, MO 64121-9916

By Overnight or Courier Service:

SS&C Global Investor & Distribution Solutions, Inc.

Attn: Credit Suisse Funds

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

On the Internet:

www.credit-suisse.com/us/funds

The funds' SAI and Annual and Semiannual Reports are available on UBS AM (Americas)'s website,

www.credit-suisse.com/us/funds.

SEC file number:

Credit Suisse Commodity Strategy Funds  811-21589

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds  811-09054

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

P.O. Box 219916, Kansas City, MO 64121-9961

877-870-2874 • www.credit-suisse.com/us/funds

UBS Asset Management (US) Inc. Distributor.

CS-PRO-0225

Credit Suisse Funds

Statement of Additional Information | February 28, 2025

Class A, C and I Shares

	Class A Shares	Class C Shares	Class I Shares
Credit Suisse Commodity Return Strategy Fund	CRSAX	CRSCX	CRSOX
Credit Suisse Floating Rate High Income Fund	CHIAX	CHICX	CSHIX
Credit Suisse Strategic Income Fund	CSOAX	CSOCX	CSOIX

This Statement of Additional Information ("SAI") provides information about each of the Credit Suisse Commodity Return Strategy Fund (the "Commodity Return Strategy Fund"), the Credit Suisse Floating Rate High Income Fund (the "Floating Rate High Income Fund") and the Credit Suisse Strategic Income Fund (the "Strategic Income Fund") (each, a "Fund" and collectively, the "Funds") that supplements information contained in the Prospectus for the Class A, C and I shares of the Funds, dated February 28, 2025, as amended or supplemented from time to time (the "Prospectus").

Each Fund's audited Annual Report dated October 31, 2024, for each class of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and each Annual Report can be obtained by writing or telephoning:

Credit Suisse Funds
P.O. Box 219916
Kansas City, MO 64121-9916
877-870-2874

The Commodity Return Strategy Fund is a series of Credit Suisse Commodity Strategy Funds. Each of the Floating Rate High Income Fund and the Strategic Income Fund, is a series of Credit Suisse Opportunity Funds.

UBS Asset Management (Americas) LLC ("UBS AM (Americas)" or the "Manager"), acts as each Fund's investment manager.

Investment objectives and policies

The following information supplements the discussion of the Funds' investment objectives and policies in the Prospectus. There are no assurances that each Fund will achieve its investment objective(s).

Investment objectives

The investment objective of the Commodity Return Strategy Fund is to seek total return. The investment objective of the Floating Rate High Income Fund is to seek high current income, and its secondary investment objective is to seek capital appreciation. The investment objective of the Strategic Income Fund is to seek total return. Each Fund's investment objective may be changed by its Board of Trustees (referred to herein as the "Board") without shareholder approval.

Information regarding underlying index

The Bloomberg commodity index total return. The Commodity Return Strategy Fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index"). The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The BCOM Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange, and Brent crude oil, which trades on the Intercontinental Exchange. Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased. This process is known as "rolling" a futures position, and the BCOM Index is a "rolling index".

The BCOM Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data. The BCOM Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings. To determine its component weightings, the BCOM Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity. Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants. The BCOM Index also relies to a lesser extent on dollar-adjusted production data. Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle). Production data alone also may underestimate the investment value that financial market participants place on certain commodities. All data used in both the liquidity and production calculations is averaged over a five-year period.

The BCOM Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the BCOM Index, the BCOM Index relies on several diversification rules. Among these rules are the following:

•  No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the BCOM Index.

•  No single commodity may constitute less than 2%, as liquidity allows, or more than 15% of the BCOM Index, at the beginning of the year.

These diversification rules are applied annually to the BCOM Index, when the BCOM Index is reweighted and rebalanced on a price-percentage basis. Reweighting means that, in general, the BCOM Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Commodity Return Strategy Fund is not sponsored, endorsed, sold or promoted by Bloomberg L.P. ("Bloomberg") or any of its subsidiaries or affiliates. None of Bloomberg or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Commodity Return Strategy Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Commodity Return Strategy Fund particularly.

Investment policies and strategies

The Prospectus identifies and summarizes the individual types of securities in which each Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus. Each Fund's investments must be consistent with its investment objective(s) and policies. Accordingly, not all of the types of securities discussed below are eligible investments for each of the Funds. Each Fund is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are identified as applicable to the Fund in the table below, (and may invest to a de minimis extent in any strategy or investment not specifically identified as applicable to the Fund), subject to any percentage limitations set out in the table. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that UBS AM (Americas), in its discretion, may, but is not required to, use in managing the Fund's portfolio. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of UBS AM (Americas), be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
Alternative Minimum Tax Bonds	•
Asset-Backed Securities	•	•	•
Assignments and Participations	•	•	•
Below Investment Grade Securities	• (up to 10% of net assets)	•	•
Distressed Securities		• (up to 20% of total assets)	•
Borrowing	• (for temporary or emergency purposes)	•	•
Leverage		•	•

	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
Collateralized Debt Obligations		•	•
Convenant-Lite Loans		•	•
Collateralized Mortgage Obligations	•		•
Commodity-Linked Derivatives	•
Convertible Securities	•	•	•
Currency Exchange Transactions	•	•	•
Currency Hedging	•	•	•
Currency Options	•	•	•
Forward Currency Contracts	•	•	•
Delayed Funding Loans and Revolving Credit Facilities	•	•	•
Dollar Rolls	•		•
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	•
Equity Securities		•	•
Event-Linked Bonds	•
Exchange-Traded Notes	•	•	•
Fixed Income Securities	•	•	•
Foreign Investments	•	• (up to 30% of total assets)	•
Depositary Receipts	•
Emerging Markets		•	•
Foreign Debt Securities	•	•	•
Privatizations	•
Futures Contracts	•		•
Options on Futures Contracts	•		•
Hedging Generally	•	•	•
Investment Grade Securities	•	•	•
Investments in the Subsidiary	•
Lending of Portfolio Securities	•	•	•
Mezzanine Investments		•	•
Money Market Instruments	•	•	•
Mortgage-Backed Securities	•		•
To-Be-Announced Mortgage-Backed Securities	•		•
Municipal Obligations	•		•
Bond Insurer Risk	•
Non-Publicly Traded and Illiquid Securities	•	•	•

	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
Rule 144A Securities	•	•	•
Options	•		•
Securities Options	•		•
Securities and Commodities Index Options	•		•
Uncovered Options Transactions	•		•
OTC Options	•		•
Options on Swaps ("Swaptions")	•
Preferred Stock	•	•	•
REITs	•
Repurchase Agreements	• (up to 20% of total assets)	•	•
Reverse Repurchase Agreements	•	•	•
Rights Offerings and Purchase Warrants		•	•
Securities Acquired in Restructurings and Workouts		•	•
Securities of Other Investment Companies	•	•	•
Money Market Mutual Funds	• (up to 25% of assets)	•	•
Senior Loans		•	•
Second Lien and Other Secured Loans		•	•
Short Sales	•	•	•
Short Sales "Against the Box"	•	•	•
"Special Situation" Companies	•
Stand-By Commitment Agreements	•
Structured Notes, Bonds or Debentures	•	•	•
Limitations on Leverage	•
Principal Protection	•
Swap Agreements	•	•	•
Credit Default Swap Agreements	•	• (up to 20% of assets)	•
Interest Rate Caps, Floors and Collars	•		•
Temporary Investments	•	•	•
U.S. Government Securities	•	•	•
Variable and Floating Rate Securities and Master Demand Notes	•	•	•
Warrants		•	•

	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
When-Issued Securities and Delayed-Delivery Transactions	•	•	•
Zero Coupon Securities	•	•	•
Government Zero Coupon Securities	•	•	•

Alternative minimum tax bonds

A Fund may invest without limit in "Alternative Minimum Tax Bonds" which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Asset-backed securities

A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Assignments and participations

A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by UBS AM (Americas) to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Below investment grade securities

A Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities (or in financial instruments related to below investment grade securities). Investment in such securities and instruments involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as "junk bonds" or "high yield securities") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the

Fund, although UBS AM (Americas) will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. The Fund will rely on the judgment, analysis and experience of UBS AM (Americas) in evaluating the creditworthiness of an issuer. In this evaluation, UBS AM (Americas) will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix A for a further description of securities ratings.

Distressed securities—Investment in fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities") is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Borrowing

The Commodity Return Strategy Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Commodity Return Strategy Fund's net assets. Each of the Floating Rate High Income Fund and the Strategic Income Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including borrowing for investment purposes.

Although the principal of such borrowings will be fixed, each Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede UBS AM (Americas) from managing the Fund's portfolio in accordance with the Fund's investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Leverage—Borrowing for investment purposes has a leveraging effect because it tends to exaggerate the effect on a Fund's net asset value per share of any changes in the market value of its portfolio securities. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, UBS AM (Americas) in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Collateralized debt obligations

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity ("SPE") and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization ("NRSRO"); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly.

Covenant-lite loans

A Fund may invest in "covenant-lite" Loans. Certain financial institutions may define "covenant-lite" Loans differently. Covenant-lite Loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite Loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the borrower/issuer. Covenant-lite Loans also generally give the borrower/issuer more flexibility if it has met certain loan terms and provide fewer investor protections if certain criteria are breached. A Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite Loans than its holdings of non-covenant lite Loans.

In the event of a breach of a covenant in non-covenant lite Loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower's ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite Loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers/issuers. Covenant-lite corporate Loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Collateralized mortgage obligations

A Fund may purchase collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by the Government National Mortgage Association ("GNMA"), Fannie Mae and Freddie Mac) and by private issuers. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other

CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Commodity-linked derivatives

A Fund may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures, which are designed to provide exposure to the investment returns of real assets. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, the Fund's investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on commodity-linked derivative instruments are expected to exhibit low or negative correlation with stocks and bonds.

A Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event such a counterparty's rating falls below investment grade, UBS AM (Americas) in its discretion will determine whether to dispose of such security.

In selecting investments for the Fund's portfolio, UBS AM (Americas) evaluates the merits of the investments primarily through the exercise of its own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Convertible securities

Convertible securities include both convertible debt and convertible preferred stock, and may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a

Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although UBS AM (Americas) will consider such event in its determination of whether the Fund should continue to hold the securities.

Currency exchange transactions

The value in U.S. dollars of a Fund's assets that are invested in securities denominated in currencies other than the U.S. dollar may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rates may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Currency hedging—A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

Currency options—A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

A Fund also may enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Delayed funding loans and revolving credit facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restric-

tions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Fund's investment restriction relating to the lending of funds or assets by the Fund.

Dollar rolls

In a "dollar roll," a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under "—When-Issued Securities and Delayed Delivery Transactions"). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See "—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act" below.

Emerging growth and smaller capitalization companies; unseasoned issuers

Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

Equity securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Event-linked bonds

Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its princi-

pal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Exchange-traded notes

Exchange-traded notes ("ETNs") are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and exchange-traded funds ("ETFs"). An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument.

Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Fixed income securities

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

Fixed income securities may be investment grade or below investment grade. "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global Ratings, a subsidiary of S&P Global Inc. ("S&P") (AAA, AA, A or BBB, including the + or - designations) or by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by UBS AM (Americas) to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Foreign investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many, if not all, of the foregoing considerations apply to investments in securities of foreign governments (or agencies or instrumentalities thereof) as well. The Commodity Return Strategy Fund may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar denominated securities.

Foreign currency exchange—A Fund that invests in securities denominated in currencies other than the U.S. dollar, and a Fund that may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund's investments may be denominated in currencies of emerging market countries. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information—Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political instability—With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair a Fund's ability to bring its capital or income back to the United States. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on a Fund's performance and the value of a Fund's investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Foreign markets—Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Some countries have less-developed securities markets (and related transaction, registration and custody practices). Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity. In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence or other actions. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investing in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair a Fund's ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund's assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund's operations, causing the Fund to decline in value.

Increased expenses—The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Access—Some countries may restrict a Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a Fund.

Europe—Recent Events—A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Depositary receipts—Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositoary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging markets—Investing in securities of issuers, including governments, located in "emerging market" countries (less developed countries located outside of the United States) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encoun-

tered in developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign debt securities—The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

Issuers of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Privatizations—A Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Futures contracts

A Fund may enter into commodity, foreign currency, interest rate and/or commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures

Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. Certain Funds invest in futures contracts on individual commodities or a subset of commodities and options on them through a Subsidiary (as defined below). These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies.

A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. A Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject a Fund's investments in them to greater volatility than investments in traditional securities. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified asset at a specified future date for a price agreed-upon today. However, there are significant differences in the operation of the two contracts. Forward contracts are individually negotiated transactions and are not exchange traded. Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying asset at expiration.

For example, if the Fund were to buy a forward contract to purchase a certain currency at a set price for delivery in three months' time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one month's time. At expiration of both forward contracts, the Fund would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract. Even though the Fund has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts. By contrast, futures exchanges have central clearinghouses which keep track of all positions. To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange. The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity. Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on futures contracts—A Fund may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Hedging generally

A Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by UBS AM (Americas) still may not result in a successful hedging transaction.

A Fund will engage in hedging transactions only when deemed advisable by UBS AM (Americas), and successful use by the Fund of hedging transactions will be subject to UBS AM (Americas)'s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.

This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

To the extent that a Fund engages in commodity-linked derivatives and in the strategies described herein, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described, these instruments may lack liquidity and/or be subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an over-the-counter ("OTC") transaction.

Illiquid investments

Pursuant to the Liquidity Rule (as defined below), each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) will require that certain remedial actions be taken. Illiquid investments may trade at a discount from comparable liquid investments. Investment of a Fund's assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements, incurring capital losses on the sale of illiquid investments or selling liquid securities, resulting in illiquid securities becoming a larger portion of the Fund's holdings. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund's Liquidity Program.

Investment grade securities

Investment grade debt securities are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, are determined by UBS AM (Americas) to be of comparable quality. If a debt security receives different ratings from Moody's, S&P, or another nationally recognized statistical rating organization, UBS AM (Americas) will treat the debt security as being rated in the highest of the rating categories. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although UBS AM (Americas) will consider such event in its determination of whether a Fund should continue to hold the security. UBS AM (Americas) may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

Investments in the subsidiary

The Commodity Return Strategy Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary (the "Subsidiary"). Credit Suisse Cayman Commodity Fund I, Ltd. is the Commodity Return Strategy Fund's Subsidiary.

Investments in its Subsidiary are expected to provide the Commodity Return Strategy Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed under "Additional Information Concerning Taxes—Special Tax Considerations—Tax Treatment of Commodity-Linked Swaps." The Subsidiary is advised by UBS AM (Americas). The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Commodity Return Strategy Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Commodity Return Strategy Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in another Credit Suisse Fund or investing in its Subsidiary. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The derivative instruments in which the Commodity Return Strategy Fund and its Subsidiary primarily intend to invest are instruments linked to one or more commodity indices, or derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Commodity Return Strategy Fund's, or its Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Commodity Return Strategy Fund or its Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Commodity Return Strategy Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of its net assets. The portion of the Commodity Return Strategy Fund's or its Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that a Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with UBS AM (Americas) pursuant to which UBS AM (Americas) manages the assets of the Subsidiary, but receives no additional compensation for doing so. The Subsidiary also has entered into a co-administration agreement with UBS AM (Americas), pursuant to which UBS AM (Americas) or such affiliate provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.

The financial statements of the Subsidiary are consolidated with the Commodity Return Strategy Fund's financial statements, which are included in the Commodity Return Strategy Fund's annual and semi-annual reports provided to Commodity Return Strategy Fund shareholders. Copies of the reports will be provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Commodity Return Strategy Fund wholly owns and controls its Subsidiary, and the Fund and the Subsidiary are both managed by UBS AM (Americas), making it unlikely that the Subsidiary will take action contrary to the interests of the Commodity Return Strategy Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Commodity Return Strategy Fund, including its investment in its Subsidiary, and the Commodity Return Strategy Fund's role as sole shareholder of the Subsidiary. As noted above, each Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Commodity Return Strategy Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Return Strategy Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Commodity Return Strategy Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Commodity Return Strategy Fund shareholders would likely suffer decreased investment returns.

Lending of portfolio securities

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of a Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. A Fund also could lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

Mezzanine investments

A Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money market instruments

Money market instruments are short-term instruments that consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by UBS AM (Americas) to be high quality investments; commercial paper rated no lower than A-2 by S&P, or Prime-2 by Moody's, or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. A description of S&P's and Moody's ratings is in Appendix A to this SAI.

Mortgage-backed securities

A Fund may invest in mortgage-backed securities, such as those issued by GNMA, Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as CMOs, make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The mortgages backing these securities include, among other mortgage instruments, con-

ventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

To-be-announced mortgage-backed securities—As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Municipal obligations

"Municipal Obligations" are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. UBS AM (Americas) will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix A for further information concerning the ratings of Moody's and S&P and their significance.

Among other instruments, a Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond insurer risk—A Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, UBS AM (Americas) gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Fund holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Non-publicly traded securities

Each Fund may invest in non-publicly traded securities, which may include illiquid securities. Historically, non-publicly traded securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund.

Rule 144A Securities—Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. UBS AM (Americas) anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

Options

A Fund may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return. Up to 20% of the Commodity Return Strategy Fund's total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies. The Commodity Return Strategy Fund may invest without limit in swaptions. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities options—A Fund may write covered put and call options on stock and/or debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when UBS AM (Americas) expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when UBS AM (Americas) expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when UBS AM (Americas) expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. A Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by UBS AM (Americas), are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of UBS AM (Americas) and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities and commodities index options—A Fund may purchase and write exchange- and/or board of trade-listed and OTC put and call options on securities and commodities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered options transactions—A Fund may write options that are not covered (or so called "naked options") on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with preferred and debt securities that lack liquidity, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC options—A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Options on swaps ("swaptions")—A Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. A Fund will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaptions to reduce risk involves costs and will be subject to UBS AM (Americas)'s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that UBS AM (Americas)'s judgment in this respect will be correct.

Participation notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes ("P-notes"). For instance, the Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note's performance may differ from the underlying security's performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note's terms in response to certain events.

Preferred stock

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real estate investment trusts

A Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Repurchase agreements

A Fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. UBS AM (Americas) monitors the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse repurchase agreements

A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities (for temporary purposes, such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by UBS AM (Americas), in the case of the Strategic Income Fund). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. See "—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act" below.

Rights offerings and purchase warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price when, for example, there is no movement in the level of the underlying security.

Securities acquired in restructurings and workouts

A Fund's investments may include Distressed Securities. A Fund's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, UBS AM (Americas)'s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

Securities of other investment companies

A Fund may invest in securities of other investment companies (including investment companies advised by UBS AM (Americas)) to the extent permitted under the 1940 Act and the rules thereunder. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Pursuant to the 1940 Act and the rules thereunder, these percentage limitations, under certain circumstances, do not apply to investments in other funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. To the extent shares of a Fund are held by another fund, the ability of the Fund itself to purchase other funds may be limited.

Money market mutual funds—A Fund may invest (with respect to the Commodity Return Strategy Fund, up to 25% of its assets) in securities of money market mutual funds, including those that are affiliated with the Fund or UBS AM (Americas), when UBS AM (Americas) believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Senior loans

Senior secured floating rate loans ("Senior Loans") are loans and loan participations (collectively, "Loans") that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the Secured Overnight Financing Rate ("SOFR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. A Fund's investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. In the event of default, a Fund may have difficulty collecting on any collateral. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. Due to the above factors, a collateralized Senior Loan may not be fully collateralized and may decline significantly in value. If interest were required to be refunded, it could negatively affect a Fund's performance.

A Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans may not be rated by a NRSRO, may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, UBS AM (Americas) will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Most of the Senior Loans held by a Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. A Fund will rely on the judgment, analysis and experience of UBS AM (Americas) in evaluating the creditworthiness of a borrower. In this evaluation, UBS AM (Americas) will take into consideration, among other things, the borrower's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower's management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity and wide bid/ask spreads, which may impair the ability to realize full value and thus cause a decline in a Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, a Fund's net asset value may be adversely affected.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet a Fund's redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in a Fund's net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing a Fund's net asset value.

A Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. A Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by UBS AM (Americas) to be creditworthy. In circumstances where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. In these situations, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second lien and other secured loans—"Second Lien Loans" are "second lien" secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

A Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, a Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. Second Lien Loans and other secured Loans also are expected to have greater price volatility than Senior Loans and may lack liquidity. There also is a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Short sales

A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule. See "—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act" below.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Alternatively, a Fund may take short positions using derivatives, such as swaps or futures. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell a specified asset (that it does not currently own) at a specified future date for a specified price agreed-upon today. This gives a Fund a short position with respect to that asset. A Fund will benefit to the extent the asset decreases in value (and incur losses to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Short sales "against the box"

A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. These securities constitute the Fund's long position.

Not more than 10% of the Commodity Return Strategy Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. Each of the Commodity Return Strategy Fund and the Floating Rate High Income Fund do not intend to engage in short sales against the box for investment purposes. The Strategic Income Fund may enter into short sales "against the box" to a limited extent.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See "Additional Information Concerning Taxes" for a discussion of the tax consequences to a Fund of effecting short sales against the box.

"Special situation" companies

"Special situation" companies are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. UBS AM (Americas) believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, it may assist the Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Stand-by commitment agreements

A Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of UBS AM (Americas), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, UBS AM (Americas) will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under "—When-Issued Securities and Delayed Delivery Transactions"). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See "—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act" below.

The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Structured notes, bonds or debentures

Typically, the value of the principal and/or interest on structured notes, bonds and debentures is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Limitations on leverage—As discussed in the Prospectus, some of the structured notes in which the Commodity Return Strategy Fund invests may involve leverage. Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment. Economically leveraged structured notes can increase the gain or the loss associated with changes in the value of the underlying instrument. The Commodity Return Strategy Fund will seek to limit the amount of economic leverage it has under any one structured note in which it invests and the leverage of the Commodity Return Strategy Fund's overall portfolio. The Commodity Return Strategy Fund will not invest in a structured note if, at the time of purchase that note's "leverage ratio" exceeds 300% of the price increase (or decrease) in the underlying index; or the Commodity Return Strategy Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase.

"Leverage ratio" is the expected increase in the value of a structured note, assuming a one percent price increase in the underlying index. In other words, for a structured note with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the structured note. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Commodity Return Strategy Fund's portfolio, weighted by the market values of such instruments. To the extent that the policy on the Commodity Return Strategy Fund's use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Commodity Return Strategy Fund will comply with the applicable provisions of the 1940 Act.

Principal protection—Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, a Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, a Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.

UBS AM (Americas)'s decision on whether to use principal protection depends in part on the cost of the protection. The Commodity Return Strategy Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, a Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

A Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, a Fund may receive at maturity an amount less than the instrument's par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note. UBS AM (Americas), at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, UBS AM (Americas) may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which UBS AM (Americas) believes are relevant.

A Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.

The Commodity Return Strategy Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Resolution measures—Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of "resolution measures" required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a fund, the fund could lose some or all of its investment.

Swap agreements

A Fund may enter into swap agreements with respect to interest rates, specific securities or commodities and indexes of securities or commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, a Fund may enter into swap agreements with respect to foreign currencies.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective(s) and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Commodity swaps may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on UBS AM (Americas)'s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may lack liquidity. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Pursuant to restrictions imposed on each Fund by the Code which limit the Fund's ability to use swap agreements, each Fund limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund's gross income.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Subsidiary may invest without limit in commodity-linked swap agreements.

Credit default swap agreements—A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. A Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The "buyer" in a credit default swap is obligated to pay the "seller" an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If a Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If a Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When a Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. A Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may lack liquidity. Other credit default swap agreements, however, may have greater liquidity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. A Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by UBS AM (Americas). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, a Fund would be subject to investment exposure on the notional amount of the swap.

When a Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The notional amount of the credit exposure to which the Floating Rate High Income Fund is subject when it sells credit protection, plus the market value of the Floating Rate High Income Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, will not in the aggregate exceed 20% of the Floating Rate High Income Fund's total assets. A Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Interest rate caps, floors and collars—Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor," and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Temporary investments

To the extent permitted by its investment objective and policies, a Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by UBS AM (Americas), a Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the U.S. and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. government securities

A Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if UBS AM (Americas) determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Variable and floating rate securities and master demand notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

VRDNs are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

When-issued securities and delayed-delivery transactions

A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A

Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if UBS AM (Americas) deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See "—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act" below.

Zero coupon securities

A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes." At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government zero coupon securities—A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").

Regulatory aspects of derivatives instruments

UBS AM (Americas) is registered as a "commodity pool operator" under the Commodity Exchange Act ("CEA") with respect to the Commodity Return Strategy Fund. The disclosures and operations of the Commodity Return Strategy Fund must comply with all applicable CFTC regulations. Compliance with these additional regulatory requirements affects the Commodity Return Strategy Fund's regulatory compliance costs. Pursuant to a notice of eligibility filed with the CFTC with respect to each of the Floating Rate High Income Fund and the Strategic Income Fund, UBS AM (Americas) is not deemed to be a "commodity pool operator" under the CEA with respect to these Funds, and therefore is not subject to registration as such under the CEA. UBS AM (Americas) is not required to be registered as a "commodity trading advisor" with respect to its service as the investment manager to the Funds.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. The CFTC and certain U.S. exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position that any person, or group of persons acting together, may hold or control in particular futures, options on futures contracts and swaps that perform a significant price discovery function, regardless of whether the contracts were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Transactions in certain futures, options on futures, and swaps by the Fund are subject to these speculative position limits. Thus, the number of futures contracts or options on futures the Fund may write or hold may be affected by futures or options on futures written or held by other entities, including other accounts advised by UBS AM (Americas). Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Rule 18f-4 under the 1940 Act

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below under "—When-Issued Securities and Delayed Delivery Transactions").

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Fund's Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Fund's Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund's "derivatives exposure" is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

Regulation of OTC derivatives.

The Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), enacted in July 2010, included provisions that comprehensively regulated OTC derivatives. Dodd-Frank provided that the CFTC regulate "swaps" and that the SEC regulate "security based swaps." Swaps include, among other things, OTC derivatives on interest rates, commodities, broad-based securities indexes, including broad-based credit default swap indexes, and currency. Security-based swaps include, among other things, OTC derivatives on single securities, baskets of securities, or narrow-based indexes, or on loans and single-name or narrow-based indexes of credit default swaps.

Dodd-Frank authorized the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses and directed the SEC and CFTC to establish documentation, and dealer and major participant registration requirements for derivatives that continued to trade on the over-the-counter market. Dodd-Frank also directed the SEC, with respect to security-based swaps traded by non-banking entities, the CFTC, with respect to swaps traded by non-banking entities, and the U.S. bank regulators (the "Prudential Regulators"), with respect to security-based swaps and swaps traded by banking entities, to develop margin rules for OTC derivatives and capital rules for regulated dealers and major participants.

As a result of these regulations, several types of CFTC-regulated swaps are required to be traded on swap execution facilities and cleared through a regulated designated clearing organization ("DCO"). Swaps submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant DCO.

In addition, swap dealers are required to post and collect variation margin from a fund and may be required by applicable regulations to collect initial margin from a fund in connection with trading of over-the-counter ("OTC") swaps with a fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Further, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

As a contractual matter, OTC derivatives dealers typically demand the unilateral ability to increase a counterparty's collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums and for OTC derivatives beyond any regulatory minimums. The regulators also have broad discretion to impose margin requirements on cleared and non-cleared derivatives.

These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers' trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers' costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees. As required by the 1940 Act, margin posted by the Fund directly to a dealer in respect to an OTC derivative, will be posted through the fund's custodian pursuant to a tri-party agreement. Margin posted by the Fund to a DCO, however, is posted directly to the Portfolio's futures commission merchant that is the applicable member of the DCO for posting to the clearing house.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange's clearinghouse. However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member, although the CFTC's LSOC regulations generally mitigate much of the "fellow customer" bankruptcy risk that is applicable to cleared futures. Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Swap dealers and major swap participants are now required to register with the CFTC and security-based swap dealers and major security-based swap participants, are required to register with the SEC. Swap dealers and security-based swap dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for dealers in both cleared and OTC derivatives, which costs may be passed along to the Fund as market changes continue to be implemented. The overall impact of these Dodd-Frank-related regulations on the Fund remains highly unclear.

In addition, regulations adopted by Prudential Regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund's ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

In addition, the CFTC and the United States commodities exchanges has historically imposed limits referred to as "speculative position limits" on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges, including with respect to futures and options on futures on many physical commodities, such as energy metals and agricultural commodities (the "core referenced futures contracts"), and on economically equivalent swaps. An economically equivalent swap is a swap with identical material contractual specifications, terms and conditions to a core referenced futures contract, disregarding differences with respect to any of the following: (1) lot size specifications or notional amounts, (2) post-trade risk management arrangements and (3) delivery dates for physically-settled swaps as long as these delivery dates diverge by less than one calendar day from the referenced contract's delivery date (or, for natural gas, two calendar days). Certain position limits rules include an exemption from limits for bona fide hedging transactions or positions. A bona fide hedging transaction or position may exceed the applicable federal position limits if the transaction or position: (1) represents a substitute for transactions or positions made or to be made at a later time in a physical marketing channel; (2) is economically appropriate to the reduction of price risks in the conduct and management of a commercial enterprise; and (3) arises from the potential change in value of (A) assets which a person owns, produces, manufactures, processes or merchandises, or anticipates owning, producing, manufacturing, processing or merchandising; (B) liabilities which a person owes or anticipates incurring; or (C) services that a person provides or purchases, or anticipates providing or purchasing. The CFTC's position rules set forth a list of enumerated bona fide hedges for which a market participant is not required to request prior approval from the CFTC in order to hold a bona fide hedge position above the federal position limit. However, a market participant holding an enumerated bona fide hedge position still would need to request an exemption from the relevant exchange for exchange-set limits. For non-enumerated bona fide hedge positions, a market participant may request CFTC approval (directly or indirectly through the applicable exchange) which must be granted prior to exceeding the applicable federal position limit, except where there is a demonstrated sudden or unforeseen increase in bona fide hedging needs (in which case the application must be submitted within five business days after the market participant exceeds the applicable limit). As a consequence of the CFTC's position limits, the size or duration of positions available to a Fund may be severely limited. All accounts owned or managed by the Manager are likely to be combined for speculative position limit purposes. A Fund may be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Fund.

Liquidity risk management

Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), requires open-end funds, such as the Funds, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program (the "Liquidity Program"), and the Board has appointed UBS AM (Americas) as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, UBS AM (Americas) assesses, manages and periodically reviews each Fund's liquidity risk and classifies each investment held by each Fund as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The Liquidity Rule defines "liquidity risk" as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Investment restrictions

The following fundamental investment restrictions numbered 1 through 8 are applicable to each Fund (unless otherwise indicated) and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by a Fund not to be fundamental and accordingly may be changed without shareholder approval. The non-fundamental investment restrictions numbered 9 through 11 are applicable only to the Commodity Return Strategy Fund may be changed by a vote of the Board at any time. If a percentage restriction (other than the percentage limitation set forth in number 1) is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental investment restrictions

Each Fund (unless otherwise indicated) may not:

1.   Borrow money, except to the extent permitted under the 1940 Act;

2.  (Commodity Return Strategy Fund only) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund's assets may be indirectly exposed to industries in commodity sectors of an index, and (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries);

  (Floating Rate High Income Fund only) Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

  (Strategic Income Fund only) Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities;

3.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.  (Commodity Return Strategy Fund only) Underwrite any securities issued by other issuers, except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

  (All Other Funds) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.  (Strategic Income Fund only) Purchase or sell commodities or commodities contracts except to the extent permitted by applicable law;

  (Commodity Return Strategy Fund only) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices;

  (Floating Rate High Income Fund only) Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

7.  (Floating Rate High Income Fund and Strategic Income Fund only) Issue senior securities, except as permitted under the 1940 Act;

  (Commodity Return Strategy Fund) Issue any senior security, except as permitted in these Investment Restrictions;

8.  (Strategic Income Fund only) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

Non-fundamental investment restrictions

The Commodity Return Strategy Fund may not:

9.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

10.  Invest more than 15% of the value of the Fund's net assets in investments that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment.

11.  Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

The Subsidiary will follow the Commodity Return Strategy Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

Portfolio valuation

The net asset value ("NAV") of each class of each Fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used in the valuation of Fund assets. UBS AM (Americas), as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act), is responsible for fair valuing Fund assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by UBS AM (Americas) in accordance with its valuation policies.

Portfolio transactions

UBS AM (Americas) is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

UBS AM (Americas) will select portfolio investments and effect transactions for each Fund. In selecting broker-dealers, UBS AM (Americas) does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, UBS AM (Americas) will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet UBS AM (Americas)'s standards may be higher than for execution services alone or for services that fall below UBS AM (Americas)'s standards. UBS AM (Americas) believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, UBS AM (Americas) will receive brokerage or research services only in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 2024, the Funds did not pay any brokerage commissions to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to the Manager's own research program.

The Commodity Return Strategy Fund paid $135,426, $326,546 and $21,580 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2022, 2023 and 2024, respectively. The Floating Rate High Income Fund paid $1,981, $0 and $0 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2022, 2023 and 2024, respectively. The Strategic Income Fund paid $7,267, $2,331 and $0 portfolio transactions during the fiscal years ended October 31, 2022, 2023 and 2024, respectively.

All orders for transactions in securities or options on behalf of the Funds are placed by UBS AM (Americas) with broker-dealers that it selects, including UBS Asset Management (US) Inc. ("UBS AM (US)"), the Funds' distributor and an affiliate of UBS AM (Americas), and other affiliates of UBS Group AG. The Funds may utilize UBS AM (US) or other affiliates of UBS Group AG in connection with a purchase or sale of securities when UBS AM (Americas) believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

The Funds did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2022, 2023 and 2024.

Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by UBS AM (Americas). Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which UBS AM (Americas) believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, UBS AM (Americas) may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when UBS AM (Americas), in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Each Subsidiary follows the same brokerage practices as does the applicable Fund.

In no instance will portfolio securities be purchased from or sold to UBS AM (Americas), UBS AM (US), or any other affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with which the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of October 31, 2024, the Funds did not hold any securities of their regular broker-dealers (or parents) that were acquired during the fiscal year ended October 31, 2024.

Portfolio turnover

Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate.

It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal years ended October 31, 2023 and 2024, the Commodity Return Strategy Fund's portfolio turnover rates were 46% and 80%, respectively. For the fiscal years ended October 31, 2023 and 2024, the Floating Rate High Income Fund's portfolio turnover rates were 35% and 50%, respectively. For the fiscal years ended October 31, 2023 and 2024, the Strategic Income Fund's portfolio turnover rates were 73% and 44%, respectively.

Management of the Funds

Officers and Boards of Trustees

The business and affairs of the Commodity Return Strategy Fund are managed by the Board of Trustees of Credit Suisse Commodity Strategy Funds and the business and affairs of each of the Floating Rate High Income Fund and the Strategic Income Fund are managed by the Board of Trustees of Credit Suisse Opportunity Funds, each in accordance with the laws of the State of Delaware. The Boards of Trustees are referred to herein as the "Board" and the members are referred to herein as "Trustees." The Board approves all significant agreements between its Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment manager, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the relevant Fund and who execute policies authorized by the Board.

The names and years of birth of the Trustees and officers of each of Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds (together, the "Trusts" and each, a "Trust"), their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Independent trustees

Name, address and year of birth	Position(s) held with trusts	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Laura A. DeFelice c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chair of the Board of Trustees, Nominating Committee and Audit Committee Member	Trustee since 2017 and Chair since 2023	Managing Member of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Member of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	7	Director of the Lyric Opera of Chicago (performing arts) from 2021 to present.

Name, address and year of birth	Position(s) held with trusts	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Mahendra R. Gupta c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Nominating Committee Member and Audit Committee Chair	Since 2017	Professor, Washington University in St. Louis from 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from 1977 to present; Partner, RPMG Research Corporation (benchmark research) from 2001 to present.	7

Director of Caleres Inc. (footwear) from 2012 to present; Director and Chair at the Foundation of Barnes Jewish Hospital (healthcare) from 2018 to present and 2024 to present, respectively; Director of First Bank (finance) from 2023 to present; Director of ENDI Corporation (finance) from 2023 to present; Director of The Oasis Institute (not-for-profit) from 2022 to present; Director of the Consortium for Graduate Study in Management from 2017 to 2023; Director of Koch Development Corporation (Real Estate Development) from 2017 to 2020; Director of the Guardian Angels of St. Louis (not-for-profit) from 2015 to 2021.

Samantha Kappagoda c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1968	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Chief Data Scientist and Co-Managing Member, Numerati Partners LLC (Research & Development Technology Strategy) from 2012 to present; Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present	7

Member, Business Board of Governing counsel at the University of Toronto (education) from 2024 to present; Director of Girl Scouts Council of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Member, Senior Editorial Advisory Board, Journal of Risk Finance, Emerald Publications (research) from 2005 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020.

Name, address and year of birth	Position(s) held with trusts	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee; Nominating Committee and Audit Committee Member	Since 2024	Executive Director, Loan Syndications and Trading Association (financial trade association) from 2018 to May 2024.	7	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2020 to present.

Interested trustee

John G. Popp** c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee	Since 2017 Chief Executive Officer and President from 2010 to 2024	Managing Director of UBS AM (Americas); Global Head and Chief Investment Officer of the Credit Investments Group; Associated with UBS AM (Americas) and Credit Suisse Asset Management, LLC ("Credit Suisse") or its predecessor since 1997.	7	None.

Advisory board member

Charles W. Gerber c/o UBS Asset Management (Americas) Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1955	Advisory Board Member	Since 2024	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting) from 2016 to present; Director.	7[3]	Director MA Holdings, Inc. (real estate) from 2023 to present.

** Mr. Popp is an "interested person" of the Funds, as defined in the 1940 Act, by virtue of his current position as an officer of UBS AM (Americas).

1 Subject to the Funds' retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis.

2 The Credit Suisse Fund Complex consists of the Trusts and their series, as applicable, Credit Suisse Trust and its portfolio, Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund, Inc.

3 Mr. Gerber is a director/trustee of Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund, Inc.

Officers

Name, address and year of birth	Position(s) held with trusts	Term of office and length of time served	Principal occupation(s) during past five years
Omar Tariq UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1983	President and Chief Executive Officer	Since 2024

Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2019 to May 2024; Chief Financial Officer and Treasurer of the Credit Suisse Funds from 2019 to 2024; Associated with Credit Suisse and UBS since May 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1979	Chief Compliance Officer	Since 2023

Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2023 to May 2024; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Associated with Credit Suisse and UBS since January 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015

Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2015 to May 2024; Counsel at DLA Piper LLP from 2011 to 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Associated with Credit Suisse and UBS since April 2015; Officer of other Credit Suisse Funds.

Karen Regan UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Director of UBS AM (Americas) since May 2024; Vice President of Credit Suisse from 2008 to May 2024; Associated with Credit Suisse and UBS since December 2004; Officer of other Credit Suisse Funds.
Rose Ann Bubloski UBS Asset Management (Americas) LLC Eleven Madison Avenue, New York, New York 10010 Year of Birth: 1968	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) LLC since 2011; Associated with UBS since March 1994; Officer of other Credit Suisse Funds

Each Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, UBS AM (Americas), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's business, consulting, public service and/or academic positions; experience from service as a board member of the Funds and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Laura A. DeFelice. Ms. DeFelice has been a Trustee since 2017 and Chair of all of the open-end Credit Suisse Funds in the Fund Complex since 2023. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. She has over twenty-five years of business experience in the financial services industry, including as a law firm partner specializing in structured finance. Ms. DeFelice also serves as chair of the board of directors/trustees of the closed-end Credit Suisse Funds.

Mahendra R. Gupta. Mr. Gupta has been a Trustee, and Chair of the Audit Committee of all the open-end Credit Suisse Funds in the Fund Complex. Mr. Gupta is a Professor at Washington University in St. Louis. He has over thirty years of academic experience as a professor of accounting and management. Mr. Gupta also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Samantha Kappagoda. Ms. Kappagoda has been a Trustee and Chair of the Nominating Committee of all the open-end Credit Suisse Funds in the Fund Complex since 2023. Ms. Kappagoda is the Chief Economist and Co-Founder of Risk Economics, Inc. and Chief Data Scientist and Co-Managing Member of Numerati Partners LLC. She has over thirty years of experience as an economist. Ms. Kappagoda also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

John G Popp. Mr. Popp has been a Trustee of all of the open-end Credit Suisse Funds in the Fund Complex since 2017. Mr. Popp is a Managing Director of UBS AM (Americas) and Global Head and Chief Investment Officer of the Credit Investments Group. Mr. Popp has been associated with Credit Suisse since 1997. He has over thirty years of business experience in the financial services industry. Mr. Popp also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Lee M. Shaiman. Mr. Shaiman has been a Trustee of all the open-end Credit Suisse Funds in the Fund Complex since 2024. Mr. Shaiman is a Director of Investcorp Credit Management BDC, Inc., From January 1, 2018 to May 31 2024, Mr. Shaiman served as Executive Director and Board Member of the Loan Syndications and Trading Association. He has forty years of experience in the financial services industry as an investment banker, financial analyst, debt syndicate manager and portfolio manager. Mr. Shaiman also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Charles W. Gerber. Mr. Gerber has been a Advisory board member of all of the open-end Credit Suisse Funds in the Fund Complex since 2024. Mr. Gerber is a Consultant of Canadian Imperial Bank of Commerce, a Senior Adviser of Stoneturn Group, LLP, and a Director of Michael Anthony Holdings, Inc. He has over thirty years of experience in financial services and related legal, compliance and corporate governance matters. Mr. Gerber also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Specific details regarding each Trustee's principal occupations during the past five years are included in the table above.

Ownership in securities of the Funds and Fund complex

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2024.

Name of trustee	Dollar range of equity securities in Credit Suisse Commodity Return Strategy Fund*[1]	Dollar range of equity securities in Credit Suisse Floating Rate High Income Fund*[1]	Dollar range of equity securities in Credit Suisse Strategic Income Fund*[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in family of investment companies*[1]
Independent Trustees
Laura A. DeFelice	B	C	C	E
Mahendra R. Gupta	A	E	E	E
Samantha Kappagoda	A	A	A	A
Lee M. Shaiman	A	A	A	A
Advisory Board Member
Charles W. Gerber	A	A	A	A
Interested Trustee
John G. Popp	A	E	A	E

* Key to Dollar Ranges:

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

1 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Leadership structure and oversight responsibilities

Overall responsibility for oversight of each Fund rests with the applicable Board. Each Fund has engaged UBS AM (Americas) to manage the Fund on a day-to day basis. The applicable Board is responsible for overseeing UBS AM (Americas) and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund's charter. Each Board is currently composed of four members, each of whom is a Trustee, who is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Trustee"). Each Board meets in-person at regularly scheduled quarterly meetings each year. In addition, each Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, each Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Laura A. DeFelice, an Independent Trustee, to serve in the role of Chair. The Chair's role is to preside at all meetings of the Board and to act as a liaison with UBS AM (Americas), counsel and other Trustees generally between meetings. The Chair serves as a key point person for dealings between management and the Trustees. The Chair also may perform such other functions as may be delegated by the Board from time to time.

Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board's general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of UBS AM (Americas), and other service providers (depending on the nature of the risk), which carry out the Funds' investment management and business affairs. UBS AM (Americas), and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of UBS AM (Americas), and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, each Board interacts with and reviews reports from, among others, UBS AM (Americas), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and meetings of trustees

Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Gupta and Shaiman and Mses. DeFelice and Kappagoda.

In accordance with its written charter adopted by its Board, each Audit Committee (a) assists Board oversight of the integrity of the Fund's financial statements, the independent registered public accounting firm's qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee of the Board of Trustees of Credit Suisse Commodity Strategy Funds met six times during the fiscal year ended October 31, 2024 and the Audit Committee of the Board of Trustees of Credit Suisse Opportunity Funds met six times during the fiscal year ended October 31, 2024.

In accordance with its written charter adopted by its Board, each Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee of each Board met seven times during the fiscal year ended October 31, 2024.

Each Nominating will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Effective January 1, 2025, each Trustee who is not a director, trustee, officer or employee of UBS AM (Americas), State Street Bank and Trust Company ("State Street"), UBS AM (US) or any of their affiliates receives an annual retainer of $110,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his or her attendance at Board meetings. The Independent Chair of the open-end fund complex receives an aggregate annual fee of $24,047 and the chairman of the Audit Committee of the open-end fund complex receives an additional $9,783 in the aggregate and the chair of the Nominating Committee of the open-end fund complex receives an additional $5,357 in the aggregate. Prior to January 1, 2024, each Trustee received an annual retairner of $105,000.

Trustees' total compensation for fiscal year ended October 31, 2024

Name of Trustee	Total compensation from Credit Suisse Commodity Strategy Funds	Total compensation from Credit Suisse Opportunity Funds	Total compensation from the trusts and the Credit Suisse Fund Complex	Total number of funds in the Credit Suisse Fund Complex Overseen by the Trustee
Independent Trustees
Laura A. DeFelice	$23,177	$92,708	$216,438	7
Mahendra R. Gupta	$21,938	$87,750	$207,075	7
Samantha Kappagoda	$23,643	$94,573	$213,110	7
Steven N. Rappaport*	$22,448	$89,792	$210,313	7
Lee M. Shaiman**	$2,343	$9,372	$18,257	7
Advisory Board Member
Charles W. Gerber***	$2,343	$9,372	$18,257	7

Interested Trustee

John Popp	None	None	None	7

* Mr. Rappaport retired as a Trustee of the Trusts effective December 31, 2024.

** Mr. Shaiman was appointed as a Trustee effective August 13, 2024.

*** Mr. Gerber was appointed as a Advisory Board Member effective August 13, 2024.

As of February 1, 2025, the Trustees and officers of each Trust as a group owned of record less than 1% of each class of the shares of each Fund.

Investment management agreement

UBS Asset Management (Americas) LLC, 787 Seventh Avenue, New York, New York 10019, is part of the asset management business of UBS Group AG, one of the world's leading banks. UBS Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of UBS Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Prior to May 1, 2024, Credit Suisse served as the investment adviser to each Fund. Effective May 1, 2024. Credit Suisse merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to each Fund.

The investment management agreement for the Funds (the "Management Agreement") continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Management Agreement, subject to the supervision and direction of the applicable Board, UBS AM (Americas) is responsible for managing the relevant Fund in accordance with the Fund's stated investment objective and policies. UBS AM (Americas) is responsible for providing investment management services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. UBS AM (Americas) also provides the Funds with certain administrative services under the Management Agreement. In addition to expenses that UBS AM (Americas) may incur in performing its services under the Management Agreement, UBS AM (Americas) pays the compensation, fees and related expenses of all Trustees who are affiliated persons of UBS AM (Americas) or any of its subsidiaries.

Each Fund bears certain expenses incurred in its operation, including: investment management and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses. Each class of each Fund bears all of its own expenses not specifically assumed by the Manager or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board in such manner as the Board determines to be fair and accurate. Each class of each Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except management and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

In addition, as described below under "Organization and Management of Wholly-Owned Subsidiary," each Subsidiary has entered into separate contracts with UBS AM (Americas) whereby UBS AM (Americas) provides investment advisory and administrative services, respectively, to the Subsidiary. UBS AM (Americas) does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund associated with the applicable Subsidiary pays UBS AM (Americas) based on the Fund's assets, including the assets invested in the Subsidiary.

The Management Agreement provides that UBS AM (Americas) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with the matters to which the Agreement relates, except that UBS AM (Americas) shall be liable for a loss resulting from a breach of fiduciary duty by UBS AM (Americas) with respect to the receipt of compensation for services; provided that nothing in the Management

Agreement shall be deemed to protect or purport to protect UBS AM (Americas) against any liability to the Fund or to shareholders of the Fund to which UBS AM (Americas) would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of UBS AM (Americas)'s reckless disregard of its obligations and duties under the Management Agreement.

Each Fund or UBS AM (Americas) may terminate the Management Agreement on 60 days' written notice without penalty. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to each Fund, UBS AM (Americas) is paid (before any waivers or reimbursements) a fee calculated and paid monthly calculated as a percentage of average daily net assets at the following annual rates:

Fund	Fee
Credit Suisse Commodity Return Strategy Fund	0.59%
Credit Suisse Floating Rate High Income Fund	0.79% on assets less than or equal to $100 million 0.59% on assets greater than $100 million
Credit Suisse Strategic Income Fund	0.84%

Pursuant to expense limitation agreements, UBS AM (Americas) will limit the operating expenses of Class A, Class C and Class I of certain Funds, as set out in the following table:

	Expense limitation
Fund	Class A	Class C	Class I
Credit Suisse Commodity Return Strategy Fund	1.05%	1.80%	0.80%
Credit Suisse Floating Rate High Income Fund[1]	0.95%	1.70%	0.70%
Credit Suisse Strategic Income Fund[2]	1.04%	1.79%	0.79%

1  Prior to April 22, 2019, the Fund voluntarily waived fees and reimbursed expenses so that the fund's annual operating expenses did not exceed 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares.

2  Prior to November 12, 2019, the Fund contractually waived fees and reimbursed expenses so that the Fund's annual operating expenses did not exceed 1.24% of the Fund's average daily net assets for Class A shares, 1.99% of the Fund's average daily net assets for Class C shares and 0.99% of the Fund's average daily net assets for Class I shares. Prior to April 22, 2019, the Fund voluntarily waived fees and reimbursed expenses so that the Fund's annual operating expenses did not exceed 1.24% of the Fund's average daily net assets for Class A shares, 1.99% of the Fund's average daily net assets for Class C shares and 0.99% of the Fund's average daily net assets for Class I shares.

These expense limitations exclude certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). These expense limitations will be in effect at least through February 28, 2026. The applicable Trust is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than three years after the end of the fiscal year during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause an applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS AM (Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. Each contract may not be terminated before February 28, 2026. UBS AM (Americas) may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

The following table shows the dollar amount of investment management fees earned or accrued by UBS AM (Americas) (since May 1, 2024) or Credit Suisse (prior to May 1, 2024) with respect to each Fund, along with the amount of these fees that were waived and/or reimbursed, if any, for the past three fiscal years.

	Fees paid (after waivers)	Waivers	Reimbursements
Credit Suisse Commodity Return Strategy Fund
Year ended October 31, 2024	$6,806,087	$416,463	$0
Year ended October 31, 2023	$9,652,509	$195,903	$0
Year ended October 31, 2022	$13,732,609	$227,651	$0
Credit Suisse Floating Rate High Income Fund
Year ended October 31, 2024	$9,782,023	$2,272,322	$0
Year ended October 31, 2023	$13,444,968	$2,434,488	$0
Year ended October 31, 2022	$18,958,511	$2,808,502	$0
Credit Suisse Strategic Income Fund
Year ended October 31, 2024	$3,427,671	$1,687,671	$0
Year ended October 31, 2023	$2,695,487	$981,594	$0
Year ended October 31, 2022	$3,790,278	$1,323,405	$0

Administration agreements

For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of a Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

The following table shows the dollar amount of co-administration fees paid by each Fund to State Street for the fiscal years ended October 31, 2022, 2023 and 2024.

Fund	Fees paid

Credit Suisse Commodity Return Strategy Fund

Year ended October 31, 2024	$197,097
Year ended October 31, 2023	$263,273
Year ended October 31, 2022	$360,527

Credit Suisse Floating Rate High Income Fund

Year ended October 31, 2024	$338,064
Year ended October 31, 2023	$368,519
Year ended October 31, 2022	$493,896

Credit Suisse Strategic Income Fund

Year ended October 31, 2024	$148,915
Year ended October 31, 2023	$95,218
Year ended October 31, 2022	$130,744

Securities lending agreement

State Street has been engaged by each Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities. Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. State Street is permitted to invest cash collateral from securities lending transactions in shares of money market funds and short-term fixed income funds

Credit Suisse Commodity Return Strategy Fund earned $195,770 from investment in cash collateral received in connection with securities lending arrangements, of which $174,398 was rebated to borrowers (brokers). The fund retained $16,029 in income, and paid $5,343 to State Street as securities lending agent.

Credit Suisse Floating Rate High Income Fund earned $824,810 from investment in cash received in connection with securities lending arrangements, of which $739,320 was rebated to borrowers (brokers). The fund retained $64,093 in income, and paid $21,397 to Street as securities lending agent.

Credit Suisse Strategic Income Fund earned $658,249 from investment in cash collateral received in connection with securities lending arrangements, of which $498,339 was rebated to borrowers (brokers). The fund retained $119,981 in income, and paid $39,929 to State Street as securities lending agent.

Organization and management of wholly-owned subsidiary

The Commodity Return Strategy Fund intends to or may gain exposure to commodity markets by investing up to 25% of its total assets in the shares of its Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, and its registered office is located at the offices of Walkers SPV Limited, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands. The Subsidiary's affairs are overseen by a board consisting of two directors, John Popp and Omar Tariq. Mr. Popp is an officer and Trustee of each Trust and an officer of UBS AM (Americas), and his biography is listed above. Mr. Tariq is an officer of each Trust and of UBS AM (Americas), and his biography is listed above.

The Subsidiary has entered into separate contracts with UBS AM (Americas) whereby UBS AM (Americas) provides investment advisory and administrative services, respectively, to the Subsidiary. UBS AM (Americas) does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Commodity Return Strategy Fund pays UBS AM (Americas) based on the Fund's assets, including the assets invested in its Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Funds.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the applicable Fund. As a result, UBS AM (Americas), in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Board regarding the Subsidiary's compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.

Please refer to the section in this Statement of Additional Information titled "Additional Information Concerning Taxes" for information about certain tax aspects of each Fund's investment in its Subsidiary.

Portfolio managers

Portfolio managers' compensation. The portfolio managers are compensated for their services by UBS AM (Americas), as the case may be. Their compensation to the portfolio managers of each Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. For the portfolio managers of the Floating Rate High Income Fund, a portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of UBS AM (Americas), portfolio managers participate in UBS Group AG's profit sharing and 401(k) plans.

Potential conflicts of interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. UBS AM (Americas) have adopted policies and procedures that are designed to minimize the effects of these conflicts.

If UBS AM (Americas) believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. UBS AM (Americas) may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event UBS AM (Americas) aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with UBS AM (Americas)'s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by UBS AM (Americas) affiliates and accounts in which UBS AM (Americas)'s officers, directors, agents, employees or affiliates own interests. UBS AM (Americas) may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio managers' ownership of securities. The following table indicates the dollar range of equity securities in the Funds beneficially owned by the portfolio managers and the value of those shares as of October 31, 2024.

Fund	Name of portfolio manager(s)	Dollar range of equity securities in each fund managed by the named portfolio manager*
Commodity Return Strategy Fund	Christopher Burton	D
	Scott Ikuss	B
Floating Rate High Income Fund	John G. Popp	A
	Louis I. Farano	A
	Wing Chan	A
	David J. Mechlin	A
	Joshua Shedroff	A
Strategic Income Fund	John G. Popp	A
	Andrew Marshak	E
	Louis I. Farano	A
	Wing Chan	C
	David J. Mechlin	A
	Joshua Shedroff	A

* Key to Dollar Ranges:

A. None

B. $1—$10,000

C. $10,001—$50,000

D. $50,001—$100,000

E. Over $100,000

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2024.

	Registered Investment companies		Pooled Investment vehicles		Other accounts
Commodity Return Strategy Fund
Christopher Burton*	4	$1,819 million	5	$417 million	2	$871 million
Scott Ikuss*	4	$1,819 million	5	$417 million	2	$871 million
Floating Rate High Income Fund
John G. Popp**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Louis I. Farano**	2	$2,817 million	62	$35,404 million	38	$13,560 million
Wing Chan**	4	$3,340 million	62	$35,404 million	38	$13,560 million
David J. Mechlin**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Joshua Shedroff**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Strategic Income Fund
John G. Popp**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Louis I. Farano**	2	$2,817 million	62	$35,404 million	38	$13,560 million
Wing Chan**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Andrew Marshak**	1	$845 million	79	$43,079 million	40	$14,101 million
David J. Mechlin**	4	$3,340 million	62	$35,404 million	38	$13,560 million
Joshua Shedroff**	4	$3,340 million	62	$35,404 million	38	$13,560 million

* As of October 31, 2024, Messrs. Burton and Ikuss managed 1 accounts which had assets under management of $92 million, and which have additional fees based on the performance of the accounts.

** As of October 31, 2024, Mr. Marshak managed 78 accounts which have total assets under management of $35.4 million, and which had additional fees based on the performance of the accounts. Messrs Popp,. Farano, Mechlin and Shedroff and Ms. Chan managed 63 accounts which have total assets under management of $35,445 million, which have additional fees based on the performance of those accounts.

Code of ethics

The Funds, UBS AM (Americas) and UBS AM (US) have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Funds. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Funds; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and transfer agent

State Street acts as the custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (e) makes periodic reports to the Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

SS&C Global Investor & Distribution Solutions, Inc. ("SS&C") (previously known as "DST Asset Management Solutions, Inc."), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which SS&C (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the transfer agent's operations with respect to the Fund. SS&C's principal business address is 801 Pennsylvania Avenue, Kansas City MO 64105-1307.

Proxy voting procedures

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Funds' proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-877 870-2874 or on the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance ("ESG") factors during the exercise of voting rights on behalf of UBS AM's clients, such as the Funds. Underlying UBS AM's voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

Disclosure of portfolio holdings

Each Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Funds' policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. The Funds' policies apply to all of the Funds' service providers that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings.

The Fund's policies and procedures provide that information regarding a Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders. In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

The Funds' policies further provide that in some instances, it may be appropriate for the Funds to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, disclosure to a rating agency or disclosure to an affiliate to facilitate management of a seed capital investment in a Fund such affiliate may from time to time hedge all or none of a seed capital investment) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Funds' officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Funds, UBS AM (Americas), officers of the Funds nor employees of their service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Funds' costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as the Funds' co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Funds and UBS AM (Americas). Each Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Funds provide a full list of their holdings as of the end of each calendar month on their website, www.credit-suisse.com/us/funds, approximately 10 business days after the end of each month for the Commodity Return Strategy Fund, approximately 15 business days after the end of each month for the Floating Rate High Income Fund, and approximately 30 business days after the end of each month for the Strategic Income Fund. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Funds and UBS AM (Americas) have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Funds that require access to this information to perform their duties to the Funds. Set forth below is a list, as of February 1, 2025, of those parties with which UBS AM (Americas), on behalf of the Funds, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
SS&C (transfer agent)	As necessary	None
SS&C Technologies Holdings, Inc. (or any of its affiliates) (administration services to the Manager)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Funds' ongoing operations to: each Board; Ernst & Young LLP, the Funds' independent registered public accounting firm ("EY"); Willkie Farr & Gallagher LLP, counsel to the Funds; Faegre Drinker Biddle & Reath LLP, counsel to each Fund's Independent Trustees; affiliates of UBS AM (Americas); broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which the Funds provide Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Funds, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Funds may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by UBS AM (Americas); and consultants for investors that invest in funds advised by UBS AM (Americas), provided in each case that the Funds have a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination
Fact Set	Monthly	2nd business day of the following month
Investment Company Institute	Monthly	6th business day of following month
Lipper	Monthly	3rd business day of following month
Morningstar	Monthly	2nd business day of following month
Strategic Insight	Monthly	3rd business day of following month
Thomson Reuters	Monthly	2nd business day of following month

Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Funds and the Manager to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Funds' policies on disclosure of Portfolio-Related Information will protect the Funds from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and shareholder servicing

Distributor. Pursuant to a Distribution Agreement, UBS AM (US) serves as the distributor of each Fund's shares and offers the Funds' shares on a continuous basis. UBS AM (US)'s principal business address is 787 Seventh Avenue, New York, New York 10019. Effective May 1, 2024, UBS AM (US) replaced Credit Suisse Securities (USA) LLC ("CSSU") as each Fund's distributor.

Class A and Class C shares. Each Fund has adopted Plans of Distribution for its Class A shares and Class C shares (each, a "Class A 12b-1 Plan" and "Class C 12b-1 Plan," respectively, and collectively, the "12b-1 Plans"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares and the servicing of accounts, including paying compensation to UBS AM (US).

Although actual distribution expenses may be more or less, pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, a Fund pays a distribution services fee each month to UBS AM (US), with respect to Class A and Class C shares of the Fund, at an annual rate of up to 0.25% and 1%, respectively.

For the fiscal year ended October 31, 2024, each Fund paid the amounts set out in the table below to UBS AM (US) (since May 1, 2024) or CSSU (prior to May 1, 2024) under its 12b-1 Plans:

	Class A 12b-1 Plan	Class C 12b-1 Plan
Credit Suisse Commodity Return Strategy Fund	$71,937	$50,024
Credit Suisse Floating Rate High Income Fund	$315,522	$452,488
Credit Suisse Strategic Income Fund	$106,919	$382,898

Distribution and service fees on Class A and C shares are used to pay UBS AM (US) to promote the sale of shares and the servicing of accounts of the Fund. UBS AM (US) also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by UBS AM (US) under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating UBS AM (US)'s employees or employees of the distributor's affiliates for their distribution assistance.

During the fiscal year ended October 31, 2024, UBS AM (US) (since May 1, 2024) or CSSU (prior to May 1, 2024) spent the fees paid under each Fund's Class A 12b-1 Plan as follows:

CLASS A	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
Advertising	$—	$—	$—
Printing and mailing prospectuses for promotional purposes	$1,700	$473	$360
Payment to broker-dealers	$68,959	$300,470	$103,709
People-related and occupancy	$18,975	$18,975	$18,975
Other	$10,601	$106,448	$77,681

During the fiscal year ended October 31, 2024, UBS AM (US) (since May 1, 2024) or CSSU (prior to May 1, 2024) spent the fees paid under each Fund's Class C 12b-1 Plan as follows:

CLASS C	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund
Advertising	$—	$—	$—
Printing and mailing prospectuses for promotional purposes	$1,700	$473	$360
Payment to broker-dealers	$45,696	$332,444	$245,560
People-related and occupancy	$18,975	$18,975	$18,975
Other	$6,242	$100,594	$96,616

With respect to sales of the Funds' Class A or Class C shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), UBS AM (US) pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the applicable Fund.

Payments to intermediaries. UBS AM (Americas), UBS AM (US) and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of a Fund. These payments ("Additional Payments") are made out of UBS AM (Americas)'s, UBS AM (US)'s and/or their affiliates' own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund receives as proceeds from such purchases. Although paid by UBS AM (Americas), UBS AM (US) and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the intermediaries as described in the Fund's Prospectus and this SAI, and are also in addition to the sales commissions payable to intermediaries as set forth in the Prospectuses.

The Additional Payments are intended to compensate intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; "due diligence" examination and/or review of the Funds from time to time; access to the intermediaries' registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; "finders" or "referral fees" for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries' customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition UBS AM (Americas), UBS AM (US) and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by UBS AM (Americas), UBS AM (US) and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each intermediary based on a range of factors, including but not limited to the intermediary's ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to an intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an intermediary may have an incentive to recommend one fund complex over another. Similarly, if an intermediary receives more distribution assistance for one share class versus another, that intermediary may have an incentive to recommend that share class. Because intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments, flat fees or minimum aggregate fees.

General. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans. Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by a Fund to UBS AM (US) under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by UBS AM (US) and the payments may exceed the distribution expenses actually incurred.

UBS AM (US) provides each Board with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Funds

Each of Credit Suisse Commodity Strategy Funds (formerly, Credit Suisse Commodity Return Strategy Fund) ("Commodity Trust") and Credit Suisse Opportunity Funds (formerly, Credit Suisse Warburg Pincus Opportunity Funds) ("Opportunity Trust" and together with Commodity Trust, the "Trusts") is an open-end management investment company. Commodity Trust was organized in 2004 under the laws of the State of Delaware. Opportunity Trust was formed on May 31, 1995 under the laws of the State of Delaware. Each Trust is a business entity commonly known as a "Delaware statutory trust."

Commodity Trust currently offers shares of one series: the Commodity Return Strategy Fund, which is "diversified" within the meaning of the 1940 Act. Opportunity Trust currently offers shares of two series: the Floating Rate High Income Fund and the Strategic Income Fund. Each of the Floating Rate High Income Fund and the Strategic Income Fund is "diversified" within the meaning of the 1940 Act.

The Trusts' respective charters authorize the applicable Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the relevant Board determines that doing so is in the best interest of the Fund. The circumstances under which the relevant Board may involuntarily redeem shareholders include, but are not limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Fund or the assets belonging to, or attributable to, the particular class or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. A Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the relevant Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trusts' respective charters authorize the Trustees, subject to applicable federal and state law, to reorganize or combine any fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Delaware law. Each Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

Additional information about commodity trust. Under the Commodity Trust's Trust Instrument, the Board may classify or reclassify any unissued shares of a Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a Fund. The Commodity Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share. The Commodity Return Strategy Fund currently offers Class A, Class C and Class I shares. Unless otherwise indicated, references to a Fund apply to each class of shares of such Fund.

Under the Commodity Trust's Trust Instrument, no Trustee or any officer or employee of the Trust, when acting in such capacity shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer or employee of the Trust. No Trustee or any officer or employee of the Trust shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee or as an officer or employee of the Trust, provided that nothing contained in the Trust Instrument or the Delaware Statutory Trust Act shall protect any Trustee or any officer or employee of the Trust against any liability to the Trust or to shareholders which would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer or employee of the Trust under the Trust Instrument.

All shareholders of the Commodity Return Strategy Fund, in each class, upon liquidation of such Fund, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the Commodity Funds. Shares are transferable but have no preemptive, conversion or subscription rights.

Investors in the Commodity Return Strategy Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Commodity Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 50% of the outstanding shares of the Trust.

Additional information about opportunity trust. The Opportunity Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Each of the Floating Rate High Income Fund and the Strategic Income Fund offers Class A shares, Class C shares and Class I shares.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Trust is liable to a Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of such Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Trust against all liability in connection with the affairs of the Opportunity Trust.

All shares of the Opportunity Trust when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Investors in the Floating Rate High Income Fund or the Strategic Income Fund, as applicable, are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of each Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Floating Rate High Income Fund or the Strategic Income Fund, as applicable, may be removed from office upon the vote of shareholders holding at least a majority of the applicable Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the relevant Fund.

Each Fund sends to its investors a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us/funds.

Additional purchase and redemption information

The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Fund's behalf. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Funds. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure that Fund is appropriate. To make direct investments, you must open an account with a Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from a Fund, contact the Fund to obtain an application. Complete the application and mail it to the Fund along with a check payable to Credit Suisse Family of Funds; by regular mail: Credit Suisse Funds, P.O. Box 219916, Kansas City, MO 64121-9916 or overnight mail Credit Suisse Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1307.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Credit Suisse Family of Funds and should clearly indicate your account number. Please call the Funds at 1-877-870-2874 with any questions regarding purchases by mail. The Funds cannot accept "starter" checks that do not have your name preprinted on them.

The Funds also cannot accept checks payable to you or to another party and endorsed to the order of a Fund. These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares. Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives. All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Initial sales charge—Class A amount purchased	As a % of amount invested		As a % of offering price	Commission to financial representative as a % of offering price
Less than $50,000	4.99%		4.75%	4.25%
$50,000 to less than $100,000	4.71		4.50	4.00
$100,000 to less than $250,000	3.63		3.50	3.25
$250,000 to less than $500,000	2.56		2.50	2.25
$500,000 to less than $1,000,000	2.04		2.00	1.75
$1,000,000 or more	0	*	0	0.50	**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million and up to 0.125% on purchase amounts over $50 million.

Additional fee waivers and fee reductions may be available to customers of certain financial intermediaries, as described under "Intermediary-Specific Sales Charge Waiver Policies" in the Prospectus.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended.

General. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from UBS AM (US) or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from UBS AM (US) or an affiliate for these services. The Prospectus should be read in connection with such firms' material regarding their fees and services.

For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received, $101,817, $9,547 and $25,864, respectively, on the sale of Class A shares of the Commodity Return Strategy Fund, of which UBS AM (US) retained $10,565, $973 and $2,962, respectively. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $0, $85 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Commodity Return Strategy Fund. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $163, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Commodity Return Strategy Fund.

For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $92,010, $212,676 and $153,373, respectively, on the sale of Class A shares of the Floating Rate High Income Fund, of which UBS AM (US) retained $9,158, $19,864 and $15,124, respectively. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Floating Rate High Income Fund. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $1,258, $0 and $2,651, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Floating Rate High Income Fund.

For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $16,880, $88,191 and $291,931, respectively, on the sale of Class A shares of the Strategic Income Fund, of which UBS AM (US) retained $1,882, $9,569 and $29,972, respectively. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $0, $23 and $20,604, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Strategic Income Fund. For the fiscal years ended October 31, 2022, 2023 and 2024, UBS AM (US) received $0, $0 and $234, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Strategic Income Fund.

Redemptions

General. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

Payment for shares redeemed generally will be on the next business day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days.

Under the 1940 Act, the Funds may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Funds may satisfy redemption requests by accessing a bank line of credit or using other short-term borrowings from the Funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic cash withdrawal plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Funds as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Funds. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares and Class C shares of the Funds may be subject to a deferred sales charge.

Special Provisions Applicable to Class C Shares Only

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent deferred sales charge—General. Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of a Fund's Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. UBS AM (US) receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged.

Exchange privilege

An exchange privilege with certain other funds advised by UBS AM (Americas) is available to investors in the Funds. A Class I shareholder may exchange Class I shares of the Funds for Class I shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Class I shares as described above will be effected without a sales charge. A Class A or Class C shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values. A sales charge differential may apply. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares or Class C shares, will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Funds for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Funds reserve the right to refuse exchange purchases by any person or group if, in UBS AM (Americas)'s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the Funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Funds are intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Funds and their shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Funds' efforts to curb market timing may not be entirely successful. In particular, the Funds' ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Funds may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

Conversions. Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, that has an agreement with UBS AM (Americas) or UBS AM (US) specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of UBS AM (Americas) or its affiliates, the minimum initial investment for Class I shares is $2,500.

Additional information concerning taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (a "RIC"), each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which certain Funds may invest in order to gain exposure to an index, to not be considered qualifying income. The income a Fund derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If a Fund does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Fund's earnings and profits. If a Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of such Fund would be subject to diminished returns. The rest of this tax section assumes that the commodity-linked derivative instruments in which the Fund invests directly are "securities" within the meaning of the 1940 Act.

The Commodity Return Strategy Fund intends to invest not more than 25% of its total assets in its Subsidiary. The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked instruments as qualifying income.

The Funds

The Funds intend to qualify as regulated investment companies each taxable year under the Code. To so qualify, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting stock of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to any interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Commodity Return Strategy Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Commodity Return Strategy Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The applicable Board of Trustees will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency, PFIC and other "specified" losses over post-October foreign currency, PFIC, and other "specified" gains, or other post-December ordinary losses over other post-December ordinary income), or if there is such net capital loss, any net short-term or long-term loss until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special tax considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

The Funds' short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero coupon securities. The Funds' investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to a Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive sales. The so-called "constructive sale" provisions of the Code apply to activities by the Funds that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities during taxable year.

Straddles. The options transactions that the Funds enter into, if any, may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Funds must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time each Fund is uncertain which (if any) of these elections it will make.

Options and section 1256 contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognize short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investments in so-called "section 1256 contracts," if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

Short sales. In general, gain or loss on a short sale is recognized when the Funds close the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Funds. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, the Funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps. As a result of entering into swap contracts, the Funds may make or receive periodic net payments. The Funds may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions," or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund's investments (including through depositary receipts) in issuers in such country, or (iii) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects, or is required, to accrue such market discount currently. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to a Fund's business of investing in securities may not meet the 90% qualifying income requirement of the Code. If such income, and other non-qualifying income, were to exceed 10% of the Fund's income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Tax treatment of commodity-linked swaps. The IRS has issued a ruling that income realized directly from certain types of commodity-linked swaps or certain other commodity-linked derivatives would not be qualifying income. As a result, any income a Fund derives from direct investments in such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of such Fund's gross income in order for the Fund to satisfy this "source of income" requirement.

The Commodity Return Strategy Fund anticipates treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, support this result. However, there is a risk that the IRS could issue regulations or other guidance, or Congress could enact legislation, limiting the circumstances in which the income derived from the Commodity Return Strategy Fund's investment in its Subsidiary or in certain commodity-linked structured notes will be considered qualifying income for purposes of a Fund remaining qualified as a RIC for U.S. federal income tax purposes.

Foreign currency transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," from unlisted options and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his shares.

Tax credit bonds. If a Fund holds (directly or indirectly) one or more "tax credit bonds" (defined below) on one or more specified dates during the Fund's taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a "qualified tax credit bond" (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a "build America bond" or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive foreign investment companies. A Fund may invest in shares of certain foreign investment entities that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income, and under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. If a Fund acquires such shares, it may be subject to U.S. federal income tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Fund may make a mark-to-market election for its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends".

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign taxes. Dividends and interest (and in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

Taxation of U.S. shareholders

Dividends and distributions. Dividends and other distributions by the Funds are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of each Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. To the extent that a Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (at a maximum rate of 20% for individuals).

Dividends and distributions paid by the Funds (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Funds) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by the Funds will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, 24% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

In the event that a Fund were to experience an ownership change as defined under the Code, the Fund's loss carryforwards, if any, may be subject to limitation.

Taxation of non-U.S. shareholders

Dividends paid by the Funds to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions reported by a Fund as capital gain dividends (the excess of net long-term capital gains over net short-term capital losses), exempt-interest dividends, interest related dividends or short-term capital gains dividends, or upon the sale or other disposition of shares of a Fund.

However, U.S. federal income and withholding tax may apply with respect to distributions to a foreign shareholder from a Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and redemptions of a foreign shareholder's interest in the Fund, if the Fund's direct or indirect interests in U.S. real property were to exceed certain levels.

These rules, other than the withholding rules, will apply notwithstanding a Fund's participation in a wash sale transaction or its payment of a substitute dividend.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

Independent registered public accounting firm and counsel

Ernst & Young LLP ("EY"), with principal offices at One Manhattan West, New York, New York 10001, served as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2024. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by EY and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

On April 23, 2024, the Board approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for each Fund, due to PwC's ceasing to be deemed an independent registered public accounting firm with respect to the Funds after April 30, 2024. The Board's decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board.

Effective June 19, 2024, Ernst & Young LLP ("EY") was engaged as the independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2024. The engagement of EY was previously approved by the Funds' Board upon the recommendation of the Audit Committee of the Board.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel for the Funds and provides legal services from time to time for UBS AM (Americas) and UBS AM (US).

Miscellaneous

As of February 6, 2025, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund's outstanding shares were as follows:

Fund	Name and address	Percent owned as of February 6, 2025
Commodity Return Strategy Fund (Class A)	John Hancock Trust Company LLC 200 Berkeley St, Ste 7 Boston, MA 02116-5038	47.04%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10.56
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.54
	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	5.48
Commodity Return Strategy Fund (Class C)	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	55.14%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1965	12.35
	Raymond James Omnibus for Mutual Funds 880 Carillon PKWY Saint Petersburg, FL 33716-1100	9.10

Fund	Name and address	Percent owned as of February 6, 2025
	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	7.26%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.64
Commodity Return Strategy Fund (Class I)	Nat'l Financial SVCS Corp FBO Customers 200 Liberty St Fl 5 New York, NY 10281-1119	30.11%
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	29.91
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	14.86
	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456-9989	5.9
Floating Rate High Income Fund (Class A)	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	18.71%
	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	18.5
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	16.1
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.3

Fund	Name and address	Percent owned as of February 6, 2025
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	8.28%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	5.39
Floating Rate High Income Fund (Class C)	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	26.99%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1965	24.93
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.22
	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	6.89
Floating Rate High Income Fund (Class I)	Nat'l Financial SVCS Corp FBO Customers 200 Liberty St Floor 5 New York, NY 10281-1119	13.92%
	Matrix Trust Company 717 17th Street Ste 1300 Denver, Co 80202-3304	11.2
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10.81

Fund	Name and address	Percent owned as of February 6, 2025
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	9.12%
	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	8.82
	US Bank N.A. 1555 N. Rivercenter Dr Milwaukee, WI 53212-3958	8.18
	Charles Schwab & Co Special Custody Account for the Exclusive Benefit of Customers 211 Main St San Francisco, CA 94105-1901	6.21
	UBATCO & CO FBO College Savings Group PO Box 82535 Lincoln, NE 68501-2535	6.13
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	6.12
Strategic Income Fund (Class A)	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	25.5%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15.39
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	13.73

Fund	Name and address	Percent owned as of February 6, 2025
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.87%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.43
Strategic Income Fund (Class C)	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	31.71%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	28.98
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	8.94
	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.52
	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	7.76
	Raymond James Omnibus for Mutual Funds 880 Carillon PKWY Saint Petersburg, FL 33716-1100	7.66
Strategic Income Fund (Class I)	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	26.52%

Fund	Name and address	Percent owned as of February 6, 2025
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	14.21%
	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	12.43
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10.71
	National Financial Services LLC for the exclusive benefit of our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	8.78
	American Enterprise Investment SVC 707 2nd Avenue S Minneapolis, MN 55402-2405	6.61

Financial statements

Each Fund's audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference. Each Fund will furnish without charge a copy of the Fund's Annual Report upon request by calling the Fund at 1-877-870-2874.

Appendix A

Description of Bond Ratings

A Description of Moody's Investors Service, Inc.'s ("Moody's") Global Rating Scales:

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody's defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody's ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody's rating addresses the issuer's ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody's ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody's issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody's differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody's aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody's Global Long-Term Rating Scale:

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Rating Scale:

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Description of Moody's Short-Term Obligation Ratings:

Moody's uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.

For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade ("MIG") and Variable Municipal Investment Grade ("VMIG") scales discussed below.

Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody's uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale:

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

Moody's typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is "NR".

VMIG Scale:

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings ("S&P"), a Division of S&P Global Inc., Issue Credit Ratings:

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•  The nature and provisions of the financial obligation, and the promise S&P imputes; and

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*:

AAA. An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

*  Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings:

A-1. A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C. A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Description of S&P's Municipal Short-Term Note Ratings:

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings' ("Fitch's") Credit Ratings Scales:

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch's credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency's credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as 'NR'.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch's Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations.

However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an '*' (e.g. 'bbb+*') or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch's Long-Term Corporate Finance Obligations Rating Scales:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession ("DIP") obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or issuer default rating ("IDR"), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA. Highest Credit Quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very High Credit Quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High Credit Quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good Credit Quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B. Highly Speculative. 'B' ratings indicate that material credit risk is present.

CCC. Substantial Credit Risk. 'CCC' ratings indicate that substantial credit risk is present.

CC. Very High Levels of Credit Risk. 'CC' ratings indicate very high levels of credit risk.

C. Exceptionally High Levels of Credit Risk. 'C' indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.

For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to 'AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of 'F1', a '+' may be appended.

Description of Fitch's Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1. Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3. Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B. Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High Short-Term Default Risk. Default is a real possibility.

RD. Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D. Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.		Description of Exhibit

(a)	(1)	Agreement and Declaration of Trust dated May 31, 1995 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A, filed on February 26, 2021).

	(2)	Certificate of Amendment dated July 13, 2000 (incorporated by reference to Exhibit a(1) to the Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000).

	(3)	Certificate of Amendment dated January 16, 2001 (incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001).

	(4)	Certificate of Amendment dated February 1, 2001 (incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001).

	(5)	Certificate of Amendment dated February 6, 2001 (incorporated by reference to Exhibit a(5) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001).

	(6)	Certificate of Amendment effective December 12, 2001 (incorporated by reference to Exhibit a(6) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on December 31, 2001).

	(7)	Certificate of Amendment effective December 12, 2001 (incorporated by reference to Exhibit a(7) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002).

	(8)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 17, 2002 (incorporated by reference to Exhibit a(8) to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on December 30, 2002).

	(9)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 18, 2003 (incorporated by reference to Exhibit a(9) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003).

	(10)	Certificate of Correction dated June 15, 2004 (incorporated by reference to Exhibit a(10) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005).

	(11)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated February 4, 2005 (incorporated by reference to Exhibit a(11) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005).

	(12)	Certificate of Establishment and Designation of the Credit Suisse Strategic Allocation Fund—Conservative, Credit Suisse Strategic Allocation Fund— Moderate and Credit Suisse Strategic Allocation Fund—Aggressive (incorporated by reference to Exhibit a(12) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006).

	(13)	Certificate of Termination dated August 17, 2005 (incorporated by reference to Exhibit a(13) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

Exhibit No.	Description of Exhibit

(14)	Certificate of Termination dated November 15, 2006 (incorporated by reference to Exhibit a(14) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(15)	Certificate of Establishment and Designation of the Credit Suisse Liquid Alternative Index Fund (incorporated by reference to Exhibit a(15) to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011).

(16)	Restated Certificate of Trust of Credit Suisse Opportunity Funds (incorporated by reference to Exhibit a(16) to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011).

(17)	Certificate of Amendment to Certificate of Trust of Credit Suisse Opportunity Funds (incorporated by reference to Exhibit a(17) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2011).

(18)	Amended and Restated Certificate of Establishment and Designation dated February 16, 2012 (incorporated by reference to Exhibit a(18) to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, filed on March 5, 2012).

(19)	Certificate of Establishment and Designation of Credit Suisse Strategic Income Fund (incorporated by reference to Exhibit a(19) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, filed on September 12, 2012).

(20)	Certificate of Establishment and Designation of Credit Suisse Liquid Managed Futures Strategy Fund (incorporated by reference to Exhibit a(20) to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on September 20, 2012).

(21)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Multialternative Strategy Fund (incorporated by reference to Exhibit a(21) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(22)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Managed Futures Strategy Fund (incorporated by reference to Exhibit a(22) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(23)	Certificate of Establishment and Designation of Credit Suisse Emerging Markets Equity Fund (incorporated by reference to Exhibit a(23) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, filed on October 11, 2013).

(24)	Certificate of Establishment and Designation of Credit Suisse Volaris Alternative Equity Fund (incorporated by reference to Exhibit a(24) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, filed on January 14, 2014).

(25)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Volaris US Strategies Fund (incorporated by reference to Exhibit a(25) to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, filed on November 19, 2014).

(26)	Certificate of Establishment and Designation of Credit Suisse Global Sustainable Dividend Equity Fund (incorporated by reference to Exhibit a(26) to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2015).

Exhibit No.		Description of Exhibit

	(27)	Certificate of Termination of Credit Suisse Volaris US Strategies Fund dated August 16, 2016 (incorporated by reference to Exhibit a(27) to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

	(28)	Certificate of Termination of Credit Suisse Global Sustainable Divided Equity Fund dated December 27, 2016 (incorporated by reference to Exhibit a(28) to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

	(29)	Certificate of Termination of Credit Suisse Emerging Markets Equity Fund dated September 5, 2017 (incorporated by reference to Exhibit a(29) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2018).

(b)	(1)	Amended and Restated By-Laws as adopted February 12, 2002 (incorporated by reference to Exhibit b(5) to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on December 30, 2002).

(b)	(2)	Amendment to By-Laws as adopted July 30, 2024, filed herewith.

(c)		Not applicable.

(d)	(1)	Investment Management Agreement with Credit Suisse Asset Management, LLC (“CSAM”) dated May 16, 2023, (incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A, filed on February 28, 2024.)

	(2)	Amendment to Investment Management Agreement dated May 14, 2024, filed herewith

	(3)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Floating Rate High Income Fund and Credit Suisse Strategic Income Fund dated November 12, 2024, filed herewith.

(e)		Distribution Agreement, filed herewith.

(f)		Not Applicable.

(g)	(1)	Custodian Agreement with State Street Bank and Trust Company (“State Street”) dated October 20, 2000 (incorporated by reference to Exhibit g(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125)).

	(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001 (incorporated by reference to Exhibit g(2) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125)).

Exhibit No.		Description of Exhibit

	(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001 (incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125)).

	(4)	Amendment to Custodian Agreement with State Street dated November 16, 2005 (incorporated by reference to Exhibit g(6) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006).

	(5)	Amendment to Custodian Agreement with State Street dated November 1, 2011 (incorporated by reference to Exhibit g(6) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012).

	(6)	Amendment to Custodian Agreement with State Street effective March 30, 2012 (incorporated by reference to Exhibit g(6) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

	(7)	Amendment to Custodian Agreement with State Street effective September 28, 2012 (incorporated by reference to Exhibit g(7) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

	(8)	Amendment to Custodian Agreement with State Street, effective November 27, 2013 (incorporated by reference to Exhibit g(8) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, filed on January 14, 2014).

	(9)	Amendment to Custodian Agreement with State Street, effective March 30, 2014 (incorporated by reference to Exhibit g(9) to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, filed on March 28, 2014).

	(10)	Amendment to Custodian Agreement with State Street, effective February 28, 2015 (incorporated by reference to Exhibit g(10) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2015).

(h)	(1)	Form of Amendment to Services Agreement for the Credit Suisse High Income Fund (incorporated by reference to Exhibit g(1) to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, filed on February 23, 1999).

	(2)	Form of Interim and Restated Service Agreement dated November 3, 2000 (incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2000).

	(3)	Assignment Agreement by and between Credit Suisse Asset Management Securities, Inc. and Provident Distributors, Inc. (incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on December 31, 2001).

	(4)	Co-Administration Agreement with State Street dated March 18, 2002 (incorporated by reference to Exhibit h to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-lA of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554)).

	(5)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007 (incorporated by reference to Exhibit h(6) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

Exhibit No.	Description of Exhibit

(6)	Amendment No. 2 to Co-Administration Agreement with State Street dated November 1, 2011 (incorporated by reference to Exhibit h(7) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(7)	Amendment No. 3 to Co-Administration Agreement with State Street dated March 19, 2014 (incorporated by reference to Exhibit h(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 14, 2014 (Securities Act File No. 33-58125)).

(8)	Amendment to Co-Administration Agreement with State Street effective March 27, 2012 (incorporated by reference to Exhibit h(8) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(9)	Amendment to Co-Administration Agreement with State Street effective September 28, 2012 (incorporated by reference to Exhibit h(10) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(10)	Amendment to Co-Administration Agreement with State Street effective December 20, 2013 (incorporated by reference to Exhibit h(13) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, filed on January 14, 2014).

(11)	Amendment to Co-Administration Agreement with State Street dated March 28, 2014 (incorporated by reference to Exhibit h(14) to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, filed on November 19, 2014).

(12)	Amendment to Co-Administration Agreement with State Street, dated February 27, 2015 (incorporated by reference to Exhibit h(13) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2015).

(13)	Amendment to Co-Administration Agreement with State Street, dated June 1, 2018 (incorporated by reference to Exhibit h(13) to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2019).

(14)	Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc. dated October 26, 2018, (incorporated by reference to Exhibit h(14) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2022).

(15)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004 (incorporated by reference to Exhibit h(7) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(16)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004 (incorporated by reference to Exhibit h(8) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(17)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006 (incorporated by reference to Exhibit h(9) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(18)	Third Amendment to the Securities Lending Authorization Agreement dated September 15, 2006 (incorporated by reference to Exhibit h(10) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(19)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007 (incorporated by reference to Exhibit h(11) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

Exhibit No.	Description of Exhibit

(20)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007 (incorporated by reference to Exhibit h(12) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(21)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007 (incorporated by reference to Exhibit h(13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(22)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009 (incorporated by reference to Exhibit h(14) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(23)	Eighth Amendment to the Securities Lending Authorization Agreement dated May 21, 2009 (incorporated by reference to Exhibit h(23) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012).

(24)	Ninth Amendment to the Securities Lending Authorization Agreement dated November 1, 2011 (incorporated by reference to Exhibit h(24) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012).

(25)	Tenth Amendment to the Securities Lending Authorization Agreement dated March 6, 2012 (incorporated by reference to Exhibit h(25) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(26)	Eleventh Amendment to the Securities Lending Authorization Agreement effective September 28, 2012 (incorporated by reference to Exhibit h(29) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(27)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009 (incorporated by reference to Exhibit h(15) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(28)	Securities Lending and Services Agreement with State Street Bank and Trust Company with respect to the Credit Suisse Liquid Alternative Fund dated March 30, 2012 (incorporated by reference to Exhibit h(27) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(29)	First Amendment to the Securities Lending and Services Agreement between State Street Bank and Trust Company and the Registrant on behalf of Credit Suisse Multialternative Strategy Fund dated August 3, 2016 (incorporated by reference to Exhibit h(38) to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(30)	Second Amendment to the Securities Lending and Services Agreement between State Street Bank and Trust Company and the Registrant dated February 12, 2020 (incorporated by reference to Exhibit h(40) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2020).

(31)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009 (incorporated by reference to Exhibit h(17) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2009 (Securities Act File No. 33-92982).

(32)	Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 10, 2009 (incorporated by reference to Exhibit h(29) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

Exhibit No.	Description of Exhibit

(33)	First Amendment to Committed Line of Credit Agreement dated June 30, 2009 (incorporated by reference to Exhibit h(30) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(34)	Second Amendment to Committed Line of Credit Agreement dated July 17, 2009 (incorporated by reference to Exhibit h(31) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(35)	Third Amendment to Committed Line of Credit Agreement dated June 9, 2010 (incorporated by reference to Exhibit h(32) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(36)	Fourth Amendment to Committed Line of Credit Agreement dated June 8, 2011 (incorporated by reference to Exhibit h(33) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(37)	Fifth Amendment to Committed Line of Credit Agreement dated March 30, 2012 (incorporated by reference to Exhibit h(34) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(38)	Sixth Amendment to Committed Line of Credit Agreement dated June 6, 2012 (incorporated by reference to Exhibit h(35) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012).

(39)	Seventh Amendment to Committed Line of Credit Agreement dated October 19, 2012 (incorporated by reference to Exhibit h(40) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(40)	Eighth Amendment to Committed Line of Credit Agreement dated June 5, 2013 (incorporated by reference to Exhibit h(44) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, filed on October 11, 2013).

(41)	Ninth Amendment to Committed Line of Credit Agreement dated June 4, 2014. (incorporated by reference to Exhibit h(48) to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, filed on November 19, 2014 (Securities Act File No. 33-92982). (30)

(42)	Tenth Amendment to Committed Line of Credit Agreement dated June 3, 2015 (incorporated by reference to Exhibit h(50) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2015).

(43)	Eleventh Amendment to Committed Line of Credit Agreement dated March 11, 2016 (incorporated by reference to Exhibit h(51) to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(44)	Twelfth Amendment to Committed Line of Credit Agreement dated March 10, 2017 (incorporated by reference to Exhibit h(52) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2018).

(45)	Thirteen Amendment to Committed Line of Credit Agreement dated November 3, 2017 (incorporated by reference to Exhibit h(53) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2018).

Exhibit No.		Description of Exhibit

	(46)	Fourteenth Amendment to Committed Line of Credit Agreement dated March 9, 2018 (incorporated by reference to Exhibit h(55) to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2019).

	(47)	Fifteenth Amendment to Committed Line of Credit Agreement dated March 8, 2019 (incorporated by reference to Exhibit h(57) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2020).

	(48)	Sixteenth Amendment to Committed Line of Credit Agreement dated March 6, 2020 (incorporated by reference to Exhibit h(58) to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A, filed on February 26, 2021).

	(49)	Seventeenth Amendment to Committed Line of Credit Agreement dated March 5, 2021, (incorporated by reference to Exhibit h(49) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2022).

	(50)	Eighteenth Amendment to Committed Line of Credit Agreement dated August 20, 2021, (incorporated by reference to Exhibit h(50) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2022).

	(51)	Nineteenth Amendment to Committed Line of Credit Agreement dated March 4, 2022, (incorporated by reference to Exhibit h(46) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 15, 2022. (Securities Act File No. 33-58125).

	(52)	Twentieth Amendment to Committed Line of Credit Agreement dated March 3, 2023, (incorporated by reference to Exhibit h(47) to Post- Effective Amendment No. 60 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 17, 2023 (Securities Act File No. 33-58125).

	(53)	Twenty-first Amendment to Committed Line of Credit Agreement dated March 1, 2024, incorporated by reference to Exhibit h(48) to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 17, 2024 (Securities Act File No. 33-58125).

	(54)	Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated November 3, 2017 (incorporated by reference to Exhibit h(54) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2018).

	(55)	First Amendment to Uncommitted Line of Credit dated March 9, 2018 (incorporated by reference to Exhibit h(57) to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2019).

	(56)	Second Amendment to Uncommitted Line of Credit dated March 8, 2019 (incorporated by reference to Exhibit h(60) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2020).

	(57)	Third Amendment to Uncommitted Line of Credit dated March 6, 2020 (incorporated by reference to Exhibit h(64) to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A, filed on February 26, 2020).

	(58)	Fourth Amendment to Uncommitted Line of Credit dated March 5, 2021, (incorporated by reference to Exhibit h(55) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2022).

	(59)	Fifth Amendment to Uncommitted Line of Credit dated March 4, 2022, (incorporated by reference to Exhibit h(57) to Post- Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A, filed on February 28, 2023).

	(60)	Sixth Amendment to Uncommitted Line of Credit dated March 3, 2023, (incorporated by reference to Exhibit h(59) to Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A, filed on February 28, 2024.)

	(61)	Seventh Amendment to Uncommitted Line of Credit dated March 1, 2024, filed herewith.

(i)		Opinion and Consent of Richards, Layton & Finger, P.A. (incorporated by reference to Exhibit i to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2015).

(j)	(1)	Consents of Independent Registered Public Accounting Firms, filed herewith.

	(2)	Powers of Attorney filed herewith.

(k)		Form of Subscription Agreement with initial shareholders for the Credit Suisse High Income Fund dated January 11, 1999 (incorporated by reference to Exhibit 1(3) to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, filed on February 23, 1999).

(l)		Purchase Agreement (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(m)	(1)	Rule 12b-1 Plans of the Class A Shares of Credit Suisse High Income Fund dated May 1, 2003 (incorporated by reference to Exhibit l(3) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003)

Exhibit No.	Description of Exhibit

(2)	Rule 12b-1 Plans of the Class B Shares for the Credit Suisse High Income Fund dated May 1, 2003 (incorporated by reference to Exhibit l(4) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003).

(3)	Rule 12-1 Plans of the Class C Shares for the Credit Suisse High Income Fund dated May 1, 2003 (incorporated by reference to Exhibit l(5) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003).

(4)	Rule 12b-1 Plans of the Common Class Shares for the Credit Suisse High Income Fund dated May 1, 2003 (incorporated by reference to Exhibit 1(6) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003).

(5)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011 (incorporated by reference to Exhibit m(5) to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011).

(6)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011 (incorporated by reference to Exhibit m(6) to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011).

(7)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Strategic Income Fund (incorporated by reference to Exhibit m(7) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, filed on September 12, 2012).

(8)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Strategic Income Fund (incorporated by reference to Exhibit m(8) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, filed on September 12, 2012).

(9)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Liquid Managed Futures Strategy Fund (incorporated by reference to Exhibit m(9) to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on September 20, 2012).

	(10)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Liquid Managed Futures Strategy Fund (incorporated by reference to Exhibit m(10) to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on September 20, 2012).

	(11)	Amendment No. 1 to Plans of Distribution pursuant to Rule 12b-1, filed herewith.

(n)		Amended and Restated Rule 18f-3 Plan (incorporated by reference to Exhibit n to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2020).

(o)		Not Applicable.

(p)		Joint Code of Ethics of Registrant, the investment adviser and principal underwriter of the Registrant, (incorporated by reference to Exhibit 14(a) of Post-Effective Amendment No. 63 to the registration statement of PACE Select Advisor Trust, SEC File No. 33-87254, filed November 26, 2024).

Item 29.                  Persons Controlled by or Under Common Control with Registrant.

From time to time, UBS Asset Management (Americas), LLC (“UBS AM (Americas)") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 30.                  Indemnification

The Registrant, the officers and directors/trustees of UBS AM (Americas), of UBS AM (US) and of the Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of the Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002.

Item 31.                   Business and Other Connections of Investment Advisor

UBS AM (Americas), a Delaware limited liability company, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS Group AG. UBS AM (Americas) is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each board director of UBS AM (Americas) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name	Position(s) Held with UBS AM	Other Substantial Business, Profession, Vocation or Employment
Mark E. Carver	Executive Director and Head of Product Structuring Americas	Director (Board) of UBS Asset Management Trust Company

Ralph Mattone	Treasurer, Chief Financial Officer, and Managing Director	Chief Financial Officer, Managing Director and Regional Group Controller of UBS Securities LLC and UBS Financial Services Inc.; Treasurer and Chief Financial Officer of UBS Asset Management Trust Company

Leesa Merrill	Executive Director	Chief Compliance Officer of certain UBS registered fund families; Executive Director (Non-Board) of UBS AM (US)

Barry Mullen	Executive Director and Chief Compliance Officer - Americas	Executive Director and Chief Compliance Officer of UBS AM (US); Chief Compliance Officer and Trust Officer of UBS Asset Management Trust Company

James Poucher	Manager (Board), Managing Director, President, Chief Executive Officer, and Head of UBS Asset Management Americas	Global Head of UBS Asset Management Operations; Trust Officer of UBS Asset Management Trust Company

Michael Rongetti	Manager (Board)	Head of Credit Suisse AM

Robert Sabatino	Managing Director and Global Head of Liquidity Portfolio Management	Trust Officer of UBS Asset Management Trust Company

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Phil Stacey	Managing Director, Head of Legal - UBS AM Americas, and Assistant Secretary	Managing Director, Head of Legal - UBS AM Americas, and Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company

David Walczak	Executive Director and Head of US Money Markets Portfolio Management	Trust Officer of UBS Asset Management Trust Company

Keith A. Weller	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary of UBS AM (US)

Meggan Zabel	Manager (Board)	Head of Investments Business Management; Director (Board) of UBS Asset Management Trust Company

Item 32.                  Principal Underwriters

(a)           UBS AM (US) serves as principal underwriter or placement agent for the following other investment companies:

SMA RELATIONSHIP TRUST

THE UBS FUNDS

UBS SERIES FUNDS

MASTER TRUST

PACE SELECT ADVISORS TRUST

CREDIT SUISSE COMMODITY STRATEGY FUNDS

CREDIT SUISSE OPPORTUNITY FUNDS

CREDIT SUISSE TRUST

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE HIGH YIELD BOND FUND

(b)           UBS AM (US) is the Registrant’s principal underwriter. The directors and certain principal executive officers of UBS AM (US), their principal business addresses, and their positions and offices with UBS AM (US) are identified below along with those directors and officers of UBS AM (US) who also serve as trustees or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name and Address	Position(s) Held With Registrant	Positions and Offices with Underwriter or Dealer
Michael Belasco*	None	Board Director, President, Chief Executive Officer, Managing Director, and Head of Americas Wholesale and Wealth Management Client Coverage of UBS AM (US)

Rose Ann Bubloski***	Vice President and Assistant Treasurer	None

Mark E. Carver*	President	Executive Director of UBS AM (US)

Kathleen Horan***	None	Treasurer and Chief Financial Officer of UBS AM (US)

Joanne M. Kilkeary***	Vice President and Treasurer	None

Leesa Merrill**	Chief Compliance Officer	Executive Director (Non-Board) of UBS AM (US)

Barry Mullen*	None	Executive Director and Chief Compliance Officer - Americas of UBS AM (US)

Stephen Murphy****	None	Board Director of UBS AM (US)

Robert Sabatino**	Vice President	None

Eric Sanders*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Philip Stacey**	Vice President and Assistant Secretary	Managing Director, Head of Legal – UBS AM Americas and Assistant Secretary of UBS AM (US)

David Walczak**	Vice President	None

Keith A. Weller**	Vice President and Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal and Assistant Secretary of UBS AM (US)

Meggan Zabel**	None	Board Director of UBS AM (US)

* This person’s business address is 787 Seventh Avenue, New York, NY 10019.

** This person’s business address is One North Wacker Drive, Chicago, IL 60606.

*** This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

**** This person’s business address is 555 California Street, 36th Floor, San Francisco, CA 94104.

(c)            None.

Item 33.                   Location of Accounts and Records

(1)           Credit Suisse Opportunity Funds

Eleven Madison Avenue

New York, New York

(Fund’s Agreement and Declaration of Trust, By-Laws and minute books)

(2)           UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

(records relating to its functions as investment adviser and co-administrator)

(3)           UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

(records relating to its functions as distributor)

(4)           State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its functions as co-administrator and custodian)

(5)             SS&C Global Investor & Distribution Solutions, Inc.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

(records relating to its functions as transfer agent and dividend disbursing)

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of February, 2025.

CREDIT SUISSE OPPORTUNITY FUNDS

By:	/s/ Omar Tariq
Omar Tariq
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ Omar Tariq	Chief Executive Officer and President	February 28, 2025
Omar Tariq

/s/ Rose Ann Bubloski	Chief Financial Officer and Treasurer	February 28, 2025
Rose Ann Bubloski

/s/ Laura A. DeFelice*	Chair of the Board	February 28, 2025
Laura A. DeFelice

/s/ Mahendra R. Gupta*	Trustee	February 28, 2025
Mahendra R. Gupta

/s/ Samantha Kappagoda*	Trustee	February 28, 2025
Samantha Kappagoda

/s/ John Popp	Trustee	February 28, 2025
John Popp

/s/ Lee M. Shaiman	Trustee	February 28, 2025
Lee M. Shaiman

*By:	/s/ Karen Regan
Karen Regan, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(b)(2)	amendment to By-laws as adopteded July 30, 2024.

(d)(2)	Amendment to Investment Management Agreement dated May 14, 2024.

(d)(3)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Floating Rate High Income Fund and Credit Suisse Strategic Income Fund dated dated November 12, 2024.

(e)	Distribution Agreement

(h)(61)	Seventh Amendment to Uncommitted Line of Credit Agreement dated March 1, 2024.

(j)(1)	Consents of Independent Registered Public Accounting Firms.

(j)(2)	Powers of Attorney.

m(11)	Amendment No. 1 to Plans of Distribution pursuant to Rule 12b-1.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document